As filed with the U.S. Securities and Exchange Commission on February 26, 2026
Securities Act File No. 33-80966
Investment Company Act File No. 811-8598
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 62	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 63	☒
(Check appropriate box or boxes.)
The Commerce Funds
(Exact Name of Registrant as Specified in Charter)
1000 Walnut Street, Suite 1580
Kansas City, MO 64106
(Address of Principal Executive Office)
Registrant’s Telephone Number:
1-800-995-6365
David W. Grim
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W., Suite 700
Washington, DC 20006-1871
(Name and address of agent for service)
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on March 1, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [Date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [Date] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MARCH 1, 2026 THE GROWTH FUND CFGRX THE VALUE FUND CFVLX THE MIDCAP GROWTH FUND CFAGX THE MIDCAP VALUE FUND CFMVX THE BOND FUND CFBNX THE SHORT-TERM GOVERNMENT FUND CFSTX THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND CFNLX THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND CFMOX THE KANSAS TAX-FREE INTERMEDIATE BOND FUND KTXIX These securities have not been approved or disapproved bythe Securitiesand Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacyof this prospectus.Anyrepresentation to the contrary is a criminaloffense.

The Commerce Funds PAGE 1

The Growth Fund – Summary

CUSIP: 200626406

Investment Objective
The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Growth Fund
Annual Fund Operating Expenses
Management Fees	0.40%
Other Expenses	0.32%
Acquired (Underlying) Fund Fees and Expenses	.01%

Total Annual Fund Operating Expenses (1)(2)	0.73%

(1)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

(2)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 1.00% of the Fund’s average daily net assets through March 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PAGE 2 The Commerce Funds

Principal Investment Strategies

•	Under normal market conditions, the Fund invests at least 65% of its total assets in stocks, primarily common stock.

•
Using a predominantly quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks of companies that had low price volatility in the past. The Fund’s Adviser believes that investing in a portfolio of companies with low price volatility will lead to future capital appreciation.

•	The Fund may invest a significant amount of its assets from time to time in technology sectors.

•
The Fund generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000® Growth Index (“Index”). The equity capitalization range of public companies in the Index was $134.6 million to $4,531 billion December 31, 2025.

•	The Fund is classified as non-diversified under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. There is also a risk that a particular style of investing, such as growth, may underperform other styles of investing or the market generally.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

continued

The Commerce Funds PAGE 3

The Growth Fund – Summary (continued)

Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.
Growth Investing Risk: Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when growth stocks are out of favor.
Large-Cap Risk: Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Mid-Cap Risk: Investing in securities of mid-sized companies may be riskier than investing in larger, more established companies. Mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
Information Technology Sector Risk: The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

PAGE 4 The Commerce Funds

Consumer Discretionary Sector Risk: Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
Communication Services Sector Risk: The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Non-Diversified Risk: Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

continued

The Commerce Funds PAGE 5

The Growth Fund – Summary (continued)

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.
Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q2 ’20 Worst Quarter* Q2 ’22	24.05% ‑19.18%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	12.37%	13.32%	16.20%
Returns After Taxes on Distributions	8.00%	10.24%	13.75%
Returns After Taxes on Distributions and Sale of Shares	10.48%	10.05%	12.97%
Russell 1000® Index*	17.37%	13.59%	14.59%
Russell 1000® Growth Index**	18.56%	15.32%	18.13%

*	The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Russell 1000® Growth Index, an unmanaged index, measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 6 The Commerce Funds

Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since inception
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since 2012
Donald McArthur IV, CFA	Senior Vice President	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 7

The Value Fund – Summary

CUSIP: 200626828

Investment Objective
The investment objective of the Fund is to seek capital appreciation, and secondarily, current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Value Fund
Annual Fund Operating Expenses
Management Fees	0.30%
Other Expenses	0.38%
Acquired (Underlying) Fund Fees and Expenses	.01%

Total Annual Fund Operating Expenses (1)(2)	0.69%

(1)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

(2)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 0.70% of the Fund’s average daily net assets through March 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PAGE 8 The Commerce Funds

Principal Investment Strategies

•	Under normal market conditions, the Fund invests at least 65% of its total assets in stocks, primarily common stock.

•
Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks within the Russell 1000® Value Index (“Index”) universe that have an above average dividend yield. As part of the quantitative analysis, the Adviser ranks the dividend-paying stocks within the Index universe according to their level of dividend yields from “low” to “high” among five quintiles in their respective sectors. The Adviser principally selects stocks from among the top three dividend-yield quintiles for inclusion in the Fund’s portfolio. The Fund seeks a higher return than the Index over time through a combination of capital appreciation and dividend income. The Fund utilizes a diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•	The Fund may invest a significant amount of its assets from time to time in the financials sector.

•
The Fund generally purchases common stock of companies whose characteristics are comparable to those included in the Index. The equity capitalization range of public companies in the Index was $134.6 million to $2,467 billion as of December 31, 2025.

Principal Risks
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. There is also a risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

continued

The Commerce Funds PAGE 9

The Value Fund – Summary (continued)

Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile market or in a rising interest rate environment.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.
Value Investing Risk: The Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation. As a result, the Fund is subject to greater risk that the market may not recognize a security’s inherent value for a long time, or a stock judged to be undervalued by the Adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Large-Cap Risk: Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Mid-Cap Risk: Investing in securities of mid-sized companies may be riskier than investing in larger, more established companies. Mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
Financials Sector Risk: The Fund’s performance may be adversely affected by events affecting the financials sector, if it invests a relatively large percentage of its assets in this sector. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financials sector have had, and may

PAGE 10 The Commerce Funds

continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.
Industrials Sector Risk: Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.
Health Care Sector Risk: Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector.
Information Technology Sector Risk: The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.
Communication Services Sector Risk: The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the

continued

The Commerce Funds PAGE 11

The Value Fund – Summary (continued)

risks associated with these practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.
Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ’22 Worst Quarter* Q1 ’20	13.27% ‑24.61%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	11.43%	8.99%	9.63%
Returns After Taxes on Distributions	8.61%	7.00%	7.63%
Returns After Taxes on Distributions and Sale of Shares	8.74%	6.84%	7.42%
Russell 1000® Index*	17.37%	13.59%	14.59%
Russell 1000® Value Index**	15.91%	11.33%	10.53%

*	The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Russell 1000® Value Index, an unmanaged index, measures the performance of the large-cap value segment of the U.S. equity universe. It includes Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 12 The Commerce Funds

Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since inception
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since 2012
Donald McArthur IV, CFA	Senior Vice President	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 13

The MidCap Growth Fund – Summary

CUSIP: 200626505

Investment Objective
The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The MidCap Growth Fund
Annual Fund Operating Expenses
Management Fees	0.50%
Other Expenses	0.33%
Acquired (Underlying) Fund Fees and Expenses	.01%

Total Annual Fund Operating Expenses (1)	0.84%

(1)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies
•
Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stocks, of mid‑cap issuers. These issuers will have public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Growth Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may,

PAGE 14 The Commerce Funds

but is not required to, sell the securities. The equity capitalization range of public companies in the Index was $134.6 million to $88.9 billion as of December 31, 2025. The Fund may also invest up to 20% of its net assets in small-cap issuers.

•
Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stock of companies that had low price volatility in the past. The Fund’s adviser believes that investing in a portfolio of companies with low price volatility will lead to future capital appreciation.

•	The Fund may invest a significant amount of its assets from time to time in technology sectors.

•	The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Principal Risks
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. There is also a risk that a particular style of investing, such as growth, may underperform other styles of investing or the market generally.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.

continued

The Commerce Funds PAGE 15

The MidCap Growth Fund – Summary (continued)

Mid‑Cap and Small‑Cap Risk: Investing in securities of smaller and mid‑sized companies may be riskier than investing in larger, more established companies. Smaller and mid‑sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Growth Investing Risk: Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market down turn and when growth stocks are out of favor.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
Industrials Sector Risk: Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.
Information Technology Sector Risk: The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.
Consumer Discretionary Sector Risk: Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

PAGE 16 The Commerce Funds

Health Care Sector Risk: Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

continued

The Commerce Funds PAGE 17

The MidCap Growth Fund – Summary (continued)

Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q2 ’20 Worst Quarter* Q1 ’20	23.73% ‑19.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	1.51%	4.91%	10.70%
Returns After Taxes on Distributions	–3.23%	2.02%	8.29%
Returns After Taxes on Distributions and Sale of Shares	4.40%	3.57%	8.36%
Russell 1000® Index*	17.37%	13.59%	14.59%
Russell Midcap® Growth Index**	8.66%	6.65%	12.49%

*	The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Russell Midcap® Growth Index, an unmanaged index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

PAGE 18 The Commerce Funds

Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since 2006
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since 2012
Donald McArthur IV, CFA	Senior Vice President	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 19

The MidCap Value Fund – Summary

CUSIP: 200626711

Investment Objective
The investment objective of the Fund is to seek capital appreciation, and secondarily, current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The MidCap Value Fund
Annual Fund Operating Expenses
Management Fees	0.40%
Other Expenses (1)	0.69%
Acquired (Underlying) Fund Fees and Expenses	.01%

Total Annual Fund Operating Expenses (2)	1.10%

Less Fee Waiver and/or Expense Reimbursement (3)	(0.39)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%

(1)	Other expenses have been restated to reflect current fees.

(2)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

(3)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 0.70% of the Fund’s average daily net assets through March 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower based on these assumptions your costs would be:

1 Years	3 Years	5 Years	10 Years
$73	$311	$568	$1,305
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

PAGE 20 The Commerce Funds

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

•
Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stocks, of mid‑cap issuers. These issuers will have public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this, the Fund may, but is not required to, sell the securities. The equity capitalization range of public companies in the Index was $134.6 million to $88.9 billion of December 31, 2025. The Fund may also invest up to 20% of its net assets in small-cap issuers.

•
Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks within the Index universe that have an above average dividend yield. As part of the quantitative analysis, the Adviser ranks the dividend-paying stocks within the Index universe according to their level of dividend yields from “low” to “high” among five quintiles in their respective sectors. The Adviser principally selects stocks from among the top three dividend-yield quintiles for inclusion in the Fund’s portfolio. The Fund seeks a higher return than the Index over time through a combination of capital appreciation and dividend income. The Fund utilizes a diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•	The Fund may invest a significant amount of its assets from time to time in the financials sector.

•	The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Principal Risks
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the

continued

The Commerce Funds PAGE 21

The MidCap Value Fund – Summary (continued)

Fund’s investments. There is also a risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro‑rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.
Value Investing Risk: The Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation. As a result, the Fund is subject to greater risk that the market may not recognize a security’s inherent value for a long time, or a stock judged to be undervalued by the Adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Mid‑Cap and Small‑Cap Risk: Investing in securities of smaller and mid‑sized companies may be riskier than investing in larger, more established companies. Smaller and mid‑sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

PAGE 22 The Commerce Funds

Financials Sector Risk: The Fund’s performance may be adversely affected by events affecting the financials sector, if it invests a relatively large percentage of its assets in this sector. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financials sector have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.
Industrials Sector Risk: Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.
Information Technology Sector Risk: The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with these practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

continued

The Commerce Funds PAGE 23

The MidCap Value Fund – Summary (continued)

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800- 995-6365.
Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘24 Worst Quarter* Q2 ‘24	10.73% -3.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	Since Inception (11/13/2023)
Returns Before Taxes	6.32%	15.04%
Returns After Taxes on Distributions	4.71%	13.07%
Returns After Taxes on Distributions and sale of Shares	4.87%	11.28%
Russell 1000® Index *	17.37%	18.22%
Russell Midcap® Value Index **	11.05%	18.22%

*	The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Russell Midcap® Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with relatively lower price-to-book ratios, lower sales-per-share historical growth, and lower forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 24 The Commerce Funds

Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since inception
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since inception
Donald McArthur IV, CFA	Senior Vice President	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 25

The Bond Fund – Summary

CUSIP: 200626208

Investment Objective
The investment objective of the Fund is to seek total return through current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Bond Fund
Annual Fund Operating Expenses
Management Fees	0.36%
Other Expenses	0.28%

Total Annual Fund Operating Expenses (1)	0.64%

(1)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 0.80% of the Fund’s average daily net assets through March 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PAGE 26 The Commerce Funds

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in debt securities. In seeking current income and capital appreciation, the Fund invests in a diversified portfolio of primarily investment-grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed and asset-backed securities, as well as municipal bonds. The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy. The Fund may invest up to 80% of its total assets in mortgage-backed and asset-backed securities.

•
Credit Quality: Sixty-five percent of debt securities at the time of purchase by the Fund will be rated investment grade (AAA, AA, A, BBB or an equivalent rating) by one of the major credit rating agencies (S&P Global Ratings, Moody’s and Fitch) that has assigned a rating to the security or, if unrated, deemed to be investment-grade quality by the Adviser. In addition, the Fund may invest up to 10% of its total assets in high yield (non-investment grade) securities known as junk bonds and up to 35% of its total assets in obligations rated BBB or Baa by one of the major credit rating agencies.

•
Maturity Distribution:  The Fund’s average effective duration will be within 30% of the Bloomberg Aggregate Bond Index (“Index”), although the Fund has no restriction on the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 5.0 years, the Fund’s assets would have a duration of between 3.5 years and 6.5 years. As of December 31, 2025, the duration of the Fund was 5.98 years, while the duration of the Index was 5.98 years. Duration is a measure of a fund’s sensitivity to interest rates. For example, a fund with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 1%. A fund with a duration of 4 years would be twice as volatile as a fund with a duration of 2 years.

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund

continued

The Commerce Funds PAGE 27

The Bond Fund – Summary (continued)

management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
Credit Risk: Credit risk is the risk that an issuer or guarantor of a fixed-income security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Mortgage-Backed and Asset-Backed Risk: Mortgage-backed securities, especially collateralized mortgage-backed securities, and asset-backed securities may be subject to risks that include price volatility, liquidity, enhanced sensitivity to interest rates, and greater risk of default during periods of economic downturn than other securities. As a result, these securities may be more difficult to value and liquidate, if necessary. To the extent the Fund invests in mortgage-backed securities that may be prepaid at the option of the obligor, sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise.
Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.
Extension Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.
Prepayment Risk: An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.
High Yield Risk: High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

PAGE 28 The Commerce Funds

Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Municipal Bond Risk: Municipal securities prices can be significantly affected by political or public health changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, economic conditions at the state, regional and federal level may adversely affect the municipal bond market and an issuer’s ability to repay the obligation. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
U.S. Government Securities Risk: The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. Although many U.S. Government securities purchased by the Fund may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. A security backed by the “full faith and

continued

The Commerce Funds PAGE 29

The Bond Fund – Summary (continued)

credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

PAGE 30 The Commerce Funds

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	6.71% -5.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	7.11%	0.23%	2.46%
Returns After Taxes on Distributions	5.56%	–1.08%	1.12%
Returns After Taxes on Distributions and Sale of Shares	4.19%	–0.39%	1.30%
Bloomberg US Aggregate Bond Index*	7.30%	–0.36%	2.01%

*	The Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

continued

The Commerce Funds PAGE 31

The Bond Fund – Summary (continued)

Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Scott M. Colbert, CFA	Executive Vice President	Portfolio Manager	Since inception
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Wm. Michael Cody, CFA	Senior Vice President	Head Trader	Since 2006
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PAGE 32 The Commerce Funds

The Short-Term Government Fund – Summary

CUSIP: 200626109

Investment Objective
The investment objective of the Fund is to seek current income with preservation of principal.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Short‑Term Government Fund
Annual Fund Operating Expenses
Management Fees	0.50%
Other Expenses	0.80%

Total Annual Fund Operating Expenses	1.30%
Less Fee Waiver and/or Expense Reimbursements (1)	(0.62)%

Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.68%

(1)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 0.68% of the Fund’s average daily net assets through March 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$351	$653	$1,513
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These

continued

The Commerce Funds PAGE 33

The Short-Term Government Fund – Summary (continued)

costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes, bonds and inflation-protected obligations) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies). The Fund may also purchase other mortgage-backed and asset-backed securities, which are sold by private issuers. The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

•
Credit Quality: The Fund invests primarily in securities rated investment grade (AAA, AA, A, BBB or an equivalent rating) by one of the major credit rating agencies (S&P Global Ratings, Moody’s and Fitch) that has assigned a rating to the security or, if unrated, deemed to be investment-grade quality by the Adviser.

•
Maturity Distribution: The Fund emphasizes purchasing short-term bonds. The Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and government mortgage-backed securities that have average lives or remaining maturities of five years or less.

•	The Fund actively manages maturities to take advantage of changes in interest rates. The dollar-weighted average maturity of the Fund’s investments will not exceed three years.

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

PAGE 34 The Commerce Funds

Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
U.S. Government Securities Risk: Most of the securities in which the Fund invests are not backed by the full faith and credit of the U.S. Government. The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Mortgage-Backed and Asset-Backed Risk: Mortgage-backed securities, especially collateralized mortgage-backed securities, and asset-backed securities may be subject to risks that include price volatility, liquidity, enhanced sensitivity to interest rates, and greater risk of default during periods of economic downturn than other securities. As a result, these securities may be more difficult to value and liquidate, if necessary. To the extent the Fund invests in mortgage-backed securities that may be prepaid at the option of the obligor, sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise.
Credit Risk: Credit risk is the risk that an issuer or guarantor of a fixed-income security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.
Extension Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.
Prepayment Risk: An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

continued

The Commerce Funds PAGE 35

The Short-Term Government Fund – Summary (continued)

Inflation Protected Security Risk: The value of inflation protected securities, such as U.S. Treasury inflation protected public obligations, commonly known as “TIPS,” generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds because of their inflation adjustment feature.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

PAGE 36 The Commerce Funds

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.
Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	3.06% -3.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	5.24%	1.09%	1.46%
Returns After Taxes on Distributions	4.27%	0.29%	0.65%
Returns After Taxes on Distributions and Sale of Shares	0.49%	0.76%	1.98%
Bloomberg US Aggregate Bond Index*	7.30%	–0.36%	2.01%
Bloomberg U.S. 1‑5 Year Government Bond Index**	5.83%	1.29%	1.82%

*	The Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 37

The Short-Term Government Fund – Summary (continued)

**	The Bloomberg U.S. 1-5 Year Government Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Scott M. Colbert, CFA	Executive Vice President	Portfolio Manager	Since inception
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Wm. Michael Cody, CFA	Senior Vice President	Head Trader	Since 2006
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PAGE 38 The Commerce Funds

The National Tax‑Free Intermediate Bond Fund – Summary

CUSIP: 200626703

Investment Objective
The investment objective of the Fund is to seek current income exempt from federal income tax as is consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The National Tax‑Free Intermediate Bond Fund
Annual Fund Operating Expenses
Management Fees	0.35%
Other Expenses	0.27%

Total Annual Fund Operating Expenses (1)	0.62%

(1)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 0.70% of the Fund’s average daily net assets through March 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

continued

The Commerce Funds PAGE 39

The National Tax‑Free Intermediate Bond Fund – Summary (continued)

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes, (measured at the time of purchase) in municipal bonds issued by or on behalf of the states, territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the income from which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	Up to 20% of the Fund’s net assets may be invested in municipal bonds that are not exempt from regular federal income tax or federal alternative minimum taxes.

•
Credit Quality: Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. The Fund may invest up to 5% of its total assets in high yield (non-investment grade) securities known as junk bonds. Subsequent to purchase, the Fund’s municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non-investment grade) securities.

•
Maturity Distribution: The Fund actively manages maturities to take advantage of changes in interest rates. The average dollar-weighted effective maturity of the Fund’s portfolio securities will be five to twelve years, under normal market conditions.

•
Duration: The average effective duration of the Fund will be within 30% of the duration of the Bloomberg 3‑15 Year Blend Municipal Bond Index (“Index”), although the Fund has no restriction as to the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 5.0 years, the Fund’s assets would have a duration of between 3.5 years and 6.5 years. As of December 31, 2025, the duration of the Fund was 5.93, while the duration of the Index was 5.17. Duration is a measure of a fund’s sensitivity to interest rates. For example, a fund with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 1%. A fund with a duration of 4 years would be twice as volatile as a fund with a duration of 2 years.

•	The Fund strives to minimize net realized capital gains.

PAGE 40 The Commerce Funds

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
Municipal Bond Risk: Municipal securities prices can be significantly affected by political or public health changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, economic conditions at the state, regional and federal level may adversely affect the municipal bond market and an issuer’s ability to repay the obligation. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
State and U.S. Territory Risk: The Fund’s portfolio is generally widely diversified among issuers of municipal securities. From time to time, however, the Fund may invest a significant amount of assets in the municipal securities of a particular state or territory. Adverse political and economic conditions and developments affecting a state or territory may, in turn, negatively affect the Fund’s performance, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such state or territory.
High Yield Risk: High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

continued

The Commerce Funds PAGE 41

The National Tax‑Free Intermediate Bond Fund – Summary (continued)

Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk: Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large

PAGE 42 The Commerce Funds

redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.
Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	7.21% -5.43%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).

continued

The Commerce Funds PAGE 43

The National Tax‑Free Intermediate Bond Fund – Summary (continued)

Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	5.09%	0.71%	2.02%
Returns After Taxes on Distributions	5.01%	0.62%	1.92%
Returns After Taxes on Distributions and Sale of Shares	4.09%	0.98%	2.00%
Bloomberg Municipal Bond Index*	4.25%	0.80%	2.34%
Bloomberg 3‑15 Year Blend Municipal Bond Index**	5.30%	1.10%	2.34%

*	The Bloomberg Municipal Bond Index is an unmanaged index that measures the U.S. Dollar-denominated long-term tax exempt bond market. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Bloomberg 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Brian P. Musielak, CFA	Senior Vice President	Portfolio Manager	Since 1999
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum

PAGE 44 The Commerce Funds

tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 45

The Missouri Tax‑Free Intermediate Bond Fund – Summary

CUSIP: 200626802

Investment Objective
The investment objective of the Fund is to seek current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Missouri Tax‑Free Intermediate Bond Fund
Annual Fund Operating Expenses
Management Fees	0.40%
Other Expenses	0.29%

Total Annual Fund Operating Expenses (1)	0.69%

(1)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 0.70% of the Fund’s average daily net assets through March 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PAGE 46 The Commerce Funds

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase), in Missouri municipal bonds, the income from which, in the opinion of bond counsel, is exempt from regular federal income taxes, federal alternative minimum taxes and Missouri taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. In addition to obligations issued by the State of Missouri and its subdivisions, authorities, instrumentalities and agencies, the Fund may also invest in obligations issued by U.S. territories, commonwealths and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from federal and Missouri income tax. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.

•	The Fund strives to minimize net realized capital gains.

•
Credit Quality: Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. The Fund may invest up to 5% of its total assets in high yield (non-investment grade) securities known as junk bonds. Subsequent to purchase, the Fund’s municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non-investment grade) securities.

•
Maturity Distribution: The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be five to twelve years.

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities

continued

The Commerce Funds PAGE 47

The Missouri Tax‑Free Intermediate Bond Fund – Summary (continued)

with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
Municipal Bond Risk: Municipal securities prices can be significantly affected by political or public health changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, changes in the supply of and demand for Missouri municipal obligations could cause greater volatility in the value of the Fund’s shares. The actual payment of principal and interest on the Missouri bonds is dependent on the Missouri General Assembly allotting money each fiscal year for payment. If economic conditions in Missouri decline, the payment of principal and interest on Missouri bonds could be adversely affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
State-Specific Risk: Because the Fund primarily purchases municipal bonds from Missouri, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. Some of the major sectors of Missouri’s economy include agriculture, manufacturing, government, services and trade, transportation and utilities. Downturns in these sectors could therefore have a negative effect on the economy of Missouri or the economies of any of its political subdivisions and the ability of these issuers to repay their obligations with respect to municipal bonds.
High Yield Risk: High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk: Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value

PAGE 48 The Commerce Funds

of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.
U.S. Territory Risk: Adverse political and economic conditions and developments affecting any U.S. territory, commonwealth or possession may, in turn, negatively affect the Fund’s performance, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such territory.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is

continued

The Commerce Funds PAGE 49

The Missouri Tax‑Free Intermediate Bond Fund – Summary (continued)

required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.
Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	7.18% -5.10%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).

PAGE 50 The Commerce Funds

Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	4.42%	0.60%	1.80%
Returns After Taxes on Distributions	4.36%	0.58%	1.78%
Returns After Taxes on Distributions and Sale of Shares	3.63%	0.92%	1.87%
Bloomberg Municipal Bond Index*	4.25%	0.80%	2.34%
Bloomberg 3‑15 Year Blend Municipal Bond Index**	5.30%	1.10%	2.34%

*	The Bloomberg Municipal Bond Index is an unmanaged index that measures the U.S. Dollar-denominated long-term tax exempt bond market. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Bloomberg 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Brian P. Musielak, CFA	Senior Vice President	Portfolio Manager	Since 1999
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that

continued

The Commerce Funds PAGE 51

The Missouri Tax‑Free Intermediate Bond Fund – Summary (continued)

substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PAGE 52 The Commerce Funds

The Kansas Tax‑Free Intermediate Bond Fund – Summary

CUSIP: 200626786

Investment Objective
The investment objective of the Fund is to seek current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Kansas Tax‑Free Intermediate Bond Fund
Annual Fund Operating Expenses
Management Fees	0.48%
Other Expenses	0.35%

Total Annual Fund Operating Expenses	0.83%

Less Fee Waiver and/or Expense Reimbursement (1)	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%

(1) Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 0.70% of the Fund’s average daily net assets through March 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$252	$448	$1,013
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the

continued

The Commerce Funds PAGE 53

The Kansas Tax‑Free Intermediate Bond Fund – Summary (continued)

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Kansas municipal bonds, the income from which, in the opinion of bond counsel, is exempt from regular federal income taxes, federal alternative minimum taxes and Kansas taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. In addition to obligations issued by the State of Kansas and its subdivisions, authorities, instrumentalities and agencies, the Fund may also invest in obligations issued by U.S. territories, commonwealths and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from federal and Kansas income tax. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.

•	The Fund strives to minimize net realized capital gains.

•
Credit Quality: Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. The Fund may invest up to 5% of its total assets in high yield (non-investment grade) securities known as junk bonds. Subsequent to purchase, the Fund’s municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non-investment grade) securities.

•
Maturity Distribution: The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be five to twelve years.

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally

PAGE 54 The Commerce Funds

greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
Municipal Bond Risk: Municipal securities prices can be significantly affected by political or public health changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, changes in the supply of and demand for Kansas municipal obligations could cause greater volatility in the value of the Fund’s shares. The actual payment of principal and interest on the Kansas bonds is dependent on the Kansas legislature allotting money each fiscal year for payment. If economic conditions in Kansas decline, the payment of principal and interest on Kansas bonds could be adversely affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
State-Specific Risk: Because the Fund primarily purchases municipal bonds from Kansas, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. While Kansas’s agricultural sector is a key component of the state’s economy, other major sectors include trade, services, biosciences, renewable energy and manufacturing, including transportation equipment manufacturing. Downturns in these sectors could therefore have a negative effect on the economy of Kansas or the economies of any of its political subdivisions and the ability of these issuers to repay their obligations with respect to municipal bonds.
High Yield Risk: High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

continued

The Commerce Funds PAGE 55

The Kansas Tax‑Free Intermediate Bond Fund – Summary (continued)

Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk: Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.
U.S. Territory Risk: Adverse political and economic conditions and developments affecting any U.S. territory, commonwealth or possession may, in turn, negatively affect the Fund’s performance, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such territory.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

PAGE 56 The Commerce Funds

Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. More information about such prior performance is available under “More Information About Fees and Performance.” To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑995‑6365.
Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	7.01% -5.10%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

continued

The Commerce Funds PAGE 57

The Kansas Tax‑Free Intermediate Bond Fund – Summary (continued)

returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	4.43%	0.30%	1.59%
Returns After Taxes on Distributions	4.40%	0.29%	1.58%
Returns After Taxes on Distributions and Sale of Shares	3.67%	0.68%	1.68%
Bloomberg Municipal Bond Index*	4.25%	0.80%	2.34%
Bloomberg 3‑15 Year Blend Municipal Bond Index**	5.30%	1.10%	2.34%

*	The Bloomberg Municipal Bond Index is an unmanaged index that measures the U.S. Dollar-denominated long-term tax exempt bond market. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Bloomberg 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as the investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Brian P. Musielak, CFA	Senior Vice President	Portfolio Manager	Since 2000
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

PAGE 58 The Commerce Funds

Tax Information
The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 59

More Information on Investment Objectives, Securities, Investment Practices and Risks

The following section provides additional information on the Funds’ investment risks and practices.
Investment Objectives: A Fund’s investment objective(s) may not be changed by the Funds’ Board of Trustees without shareholder approval.
Securities and Investment Practices: The Funds’ Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds’ Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds’ investment policies.
The Funds publish on their website (www.commercefunds.com) complete portfolio holdings for the Funds as of the end of each month no earlier than 10 calendar days after month end. In addition, the Funds file their complete schedule of portfolio holdings with the SEC for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N‑PORT. The Funds’ schedule of portfolio holdings for the third month of each fiscal quarter is available on the SEC’s website at http://www.sec.gov. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
The securities, risks and investment practices that are considered to be “principal” securities, risks and investment practices of each Fund are discussed on pages 2 through 59 of this prospectus. The following section takes a closer look at certain of the Funds’ principal investment strategies and related risks, which are summarized in the summary section of each Fund. It also explores the various other investment securities and techniques that the Adviser may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the Statement of Additional Information. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds’ investment objectives and strategies.
Principal Risks

Asset-Backed Risk (The Bond Fund and The Short-Term Government Fund): Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater chance of default during periods of economic downturn than other securities. Any future economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

PAGE 60 The Commerce Funds

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor, which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Call Risk (The Bond Fund, The Short-Term Government Fund, The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund, together, the “Fixed Income Funds”): An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risk or securities with less favorable features.
Communication Services Sector Risk (The Growth Fund and The Value Fund): The companies in the communication services sector may be subject to legislative or regulatory changes, adverse market conditions, and/or increased competition. The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer Discretionary Sector Risk (The Growth Fund and The MidCap Growth Fund): Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of

The Commerce Funds PAGE 61

import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk (Fixed Income Funds): An issuer of securities may default on its obligation to pay interest and repay principal. A securities credit rating, or that of its guarantor, could be downgraded. A Fund could lose money in either of these instances. The creditworthiness of an issuer or its guarantor may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more national recognized statistical rating organizations (“NRSROs”), such as S&P Global Ratings (“S&P”), Moody’s Ratings (“Moody’s”) and Fitch Ratings (“Fitch”). These ratings represent the judgment of the rating organization about the safety of principal and interest payments. When a municipal security is guaranteed or insured, the Adviser will use the credit rating of the guarantor or insurer if it is higher than the rating of the issuer. Ratings are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated. The Bond Fund may invest up to 10% of its total assets in high yield securities and up to 35% of its total assets in obligations rated BBB or Baa by certain ratings services. The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund (the “Tax-Free Funds”) may each invest up to 5% of its total assets in high yield securities. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuer’s capacity to pay interest and repay principal. Subsequent to purchase, portfolio securities of the Tax-Free Funds may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Tax-Free Funds may not hold more than 5% of their total assets in high yield (non-investment grade) securities. High yield securities and obligations rated BBB or Baa by certain ratings services are riskier than higher-rated obligations. See “High Yield Securities Risk” for more information.
Cybersecurity Risk (all Funds): As part of its business, the Funds and the Adviser, the Trust’s Co-Administrators, the Fund Accounting and Administrative Services Agent, the Transfer Agent, the Distributor, the Funds’ other service providers and the vendors of each (collectively, “Service Providers”) process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Funds. As a result, the Service Providers are exposed to the risk (“Cyber Risk”) that their operations and data may be compromised as a result of internal and external cyber-failures, breaches and/or attacks (“Cyber Incidents”). Cyber breaches could occur as a result of malicious or criminal cyber-attacks or from human error, faulty or inadequately implemented policies and procedures or other system failures unrelated to external cyber threats. Cyber-attacks include, among other things, actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks or (iv) otherwise disrupt normal business operations.
Successful cyber-attacks or other Cyber Incidents or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause a shareholder’s investment in the Fund to lose value. For instance, Cyber Incidents may interfere with the processing of

PAGE 62 The Commerce Funds

shareholder transactions, impact a Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage to the Funds. Cyber Incidents could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient or unavailable to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks, which are ever changing, may be highly sophisticated.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.
Equity Securities Risk (The Growth Fund, The Value Fund, The MidCap Growth Fund and The MidCap Value Fund, together, the “Equity Funds”): Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Extension Risk (The Bond Fund and The Short-Term Government Fund): An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.
Financials Sector Risk (The Value Fund and The MidCap Value Fund): A Fund’s performance may be adversely affected by events affecting the financials sectors, if it invests a relatively large percentage of its assets in this sector. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financials sector have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially

The Commerce Funds PAGE 63

adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology, increased regulation and the pressure to compete globally.
Health Care Sector Risk (The Growth Fund, The MidCap Growth Fund and The Value Fund): Factors that may affect the profitability of companies in the health care sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local health care reform measures. Companies in the health care sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Health care companies also are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the health care sector may be thinly capitalized and therefore may be susceptible to product obsolescence.
High Yield Risk (The Bond Fund and The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund, together, the “Tax-Free Funds”): The Bond Fund may invest up to 10% of its total assets in high yield securities, and the Tax-Free Funds may each hold up to 5% of their total assets in such securities. High yield securities are those securities rated “BB” or below by S&P, “Ba” or below by Moody’s or an equivalent rating by Fitch, and are commonly referred to as “junk bonds.” Subsequent to purchase, portfolio securities of the Tax‑Free Funds may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. High yield securities tend to be more sensitive to economic conditions and may be more volatile than higher-rated securities of similar maturity. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in a Fund’s NAV. Markets have recently experienced dramatic volatility and economic uncertainty continues.
Industrials Sector Risk (The MidCap Growth Fund, MidCap Value Fund and The Value Fund): Changes in government regulation, world events and economic conditions

PAGE 64 The Commerce Funds

may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Income Risk (Fixed Income Funds): A Fund’s ability to distribute income to shareholders depends on the yield available from a Fund’s investments. A Fund’s portfolio income may decline when market interest rates fall. In a falling interest rate environment, a Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.
Inflation Protected Security Risk (The Short-Term Government Fund): The principal and interest payments of inflation protected public obligations of the U.S. Treasury commonly known as “TIPS,” are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. Therefore, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services.
Information Technology Sector Risk (The Equity Funds): Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology companies, and a Fund’s concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.
Interest Rate Risk (Fixed Income Funds): Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more the Fund’s share price will go up or down in response to interest rate changes. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.
Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). If interest rates rise, a Fund’s yield may not increase proportionately. Recent and potential future changes in government policy may affect interest rates. Changing interest rates, including rates that fall below zero, can be sudden and unpredictable and may have unpredictable effects on markets, may result in

The Commerce Funds PAGE 65

heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Declines in interest rate levels could cause a Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. A low or declining interest rate environment may prevent a Fund from providing a positive yield or paying Fund expenses out of Fund assets and could lead to a decline in a Fund’s share price. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.
Investment Risk (all Funds): The value of your investment in a Fund may fluctuate, which means that you could lose money. The types of investments held by the Fund may not perform as well as other types of investments.
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
Issuer Risk (Equity Funds and The Bond Fund): The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. If the issuer of a security held by a Fund becomes insolvent, bankrupt or is subject to some other reorganization proceeding, the Fund may experience significant delays in its ability to liquidate and/or recover, and may be unable to obtain some or all of the value of, such security. Additionally, a Fund may be subject to “bail-in” risk under applicable laws or regulations whereby, if required by a financial institution’s authority, a financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Large-Cap Risk (The Growth Fund and The Value Fund): Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Large Shareholder Purchase and Redemption Risk (all Funds): A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV

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and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Liquidity Risk (Fixed Income Funds): The Funds may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Markets for some portfolio securities, particularly fixed income securities, may periodically experience lower valuations and reduced liquidity, which may adversely affect a Fund’s performance. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at a time or price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these actions could negatively affect Fund performance.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and, in some cases, has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. Liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances under which large numbers of market participants may attempt to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Management Risk (all Funds): A strategy used by the Adviser may fail to produce the intended results. The Adviser’s assessment of companies or other entities whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions. See “Quantitative Model Risk” for more information with respect to the Equity Funds.
Market Risk (all Funds): General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease, sometimes rapidly or unpredictably. Your shares at redemption may be worth more or less than your initial investment. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also

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negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, local or regional events such as financial institution failures, war, terrorism, market manipulation, government defaults, government shutdowns, natural/environmental disasters, the spread of infectious illness (including epidemics or pandemics) or other public health issues, recessions or other events can all negatively impact the securities markets, which could cause the Funds to lose value. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Additionally, as a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region. Geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.
Recent Market Events. The impact of epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their Service Providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of the Service Providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and Hamas and Israel in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict.
These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect

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the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. You should also review this Prospectus and the Funds’ Statement of Additional Information to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.
In addition, current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. Interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. As such, the fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.
Maturity Risk (Fixed Income Funds): A Fund will not necessarily hold its securities to maturity, which could result in loss of principal. A Fund may invest in bonds of varying maturities. A bond’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.
Mid-Cap and Small-Cap Risk (The Growth Fund and The Value Fund with respect to Mid-Cap Risk and The MidCap Growth Fund and The MidCap Value Fund with respect to Mid-Cap and Small-Cap Risk): Investing in securities of smaller and mid-sized companies may be riskier than investing in securities of larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund’s NAV may be subject to rapid and substantial changes if it invests in these stocks.
Mortgage-Backed Risk (The Bond Fund and The Short-Term Government Fund): In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (“CMOs”) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser’s analysis of the market value of the security. The Bond Fund may purchase “stripped” mortgage-backed securities (“SMBS”) and other types of “stripped” securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped. Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”)

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or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. A downturn in these economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.
Municipal Bond Risk (The Bond Fund and the Tax-Free Funds): Payment on municipal bonds held by a Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining a deficiency judgment. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds. The obligations of the issuer to pay the principal of and interest on a municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal bond may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume. Moreover, in recent years, an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities continue to experience difficulties in the current economic and political environment.
Non-Diversified Risk (The Growth Fund): Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified

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portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. Pursuant to certain SEC staff positions, if the Fund’s investments are “diversified” under the Investment Company Act of 1940 for a period of three years, that Fund may be considered diversified and may not be able to convert back to a non-diversified Fund without the approval of shareholders.
Prepayment Risk (The Bond Fund and The Short-Term Government Fund): An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Fund may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues—securities backed by pools of loans—payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage-or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.
Quantitative Model Risk (Equity Funds): Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model, the weights placed on each factor technology malfunctions, or programming flaws, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage a Fund may not perform as expected, particularly in volatile markets.
Sector Concentration Risk (Equity Funds): Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
State-Specific Risk (The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund): The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund invest their assets predominantly in Missouri or Kansas bonds, respectively. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly or Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and Kansas Constitution and other laws could result in certain adverse consequences affecting Missouri bonds or Kansas bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

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Tax Risk (The Tax-Free Funds): A Fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal bonds is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exemption statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity, price and marketability of municipal bonds, which could in turn affect a fund’s ability to buy and sell municipal bonds at favorable yield and price levels.
U.S. Government Securities Risk (The Bond Fund and The Short-Term Government Fund): The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association (“GNMA”)), (ii) the right of the issuer to borrow from the U.S. Treasury (such as the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“FNMA”)), or (iv) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“FHLMC”)). Although many U.S. Government securities purchased by a Fund, such as those issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. FNMA and FHLMC have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FNMA and FHLMC and the value of their debt and equity securities and the securities that they guarantee.
U.S. Territory Risk (The Tax-Free Funds): To the extent such obligations are exempt from federal or applicable state income taxes, the Tax-Free Funds may invest in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands and Guam, in order to achieve their investment objectives. The Bond Fund and The Short-Term Government Fund may also invest a portion of their assets in such obligations. Accordingly, the Funds may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations. Some of the municipalities in which the Funds may invest have been or are currently experiencing significant financial difficulties, including persistent government deficits, underfunded retirement systems, sizable debt service obligations and/or high unemployment rates. A restructuring or a decline in the market prices of a territory’s or Commonwealth’s debt obligations may affect a Fund’s investment in these securities. Additionally, some of the municipalities in which the Funds may invest may experience significant natural disasters that exacerbate existing financial difficulties. For example, Hurricane Maria caused tremendous damage in Puerto Rico when it made landfall there in September 2017, and

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Puerto Rico experienced another disaster after an earthquake hit the island on January 7, 2020. Similar weather events have the potential to reduce the value and liquidity of a Fund’s investments in U.S. territories, commonwealths or possessions.
Non-Principal Risks

Bank Capital Securities and Trust Preferred Securities Risk: There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.
Credit Enhancement Risk: A single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect that Fund, as it may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.
Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events that could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.
Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and

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demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.
ETF Risk: Exchange-traded funds (“ETFs”) are shares of unaffiliated investment companies that are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System. The market price of shares of ETFs is expected to fluctuate based on both changes in the shares’ NAVs as well as supply of and demand for the shares on an exchange. Certain ETFs traded on a national securities exchange may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. As a shareholder of an ETF, a Fund would bear, along with other shareholders, its pro rata portion of the ETF’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Foreign Risk: Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions and the legal remedies for investors may be more limited than the remedies available in the United States. Also, the costs attributable to investing abroad are usually higher than those of investing in the United States. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility, trade barriers and other protectionist or retaliatory measures and political and economic instability. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. The accounting, auditing and financial reporting standards and practices applicable to foreign companies in emerging or developing markets may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Funds may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Funds to significant losses.

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Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.
The Bond Fund may invest in foreign debt and in the securities of foreign governments. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, may attempt to renegotiate the debt at a lower rate or may not honor investments by U.S. entities or citizens, and a Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and pay interest may be affected by, among other things, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders and the political constraints to which a sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Subject to their respective investment limitations, The Growth Fund, The Value Fund, The MidCap Growth Fund, The MidCap Value Fund and The Bond Fund may invest in American Depositary Receipts and other depositary receipts, some of which may not be sponsored by the issuing institution. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.
Investment Companies Risk: The Funds may invest, consistent with their respective investment objectives and strategies, in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies (except money market funds). Among other things, the Funds may invest in money market funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Funds will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies.
Operational Risk: An investment in a Fund may be negatively impacted because of operational risks arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems controls or technology, human errors or misconduct arising from a Fund’s employees or agents, the spread of infectious illness (including epidemics and pandemics), natural disasters or other events, changes in

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personnel, and errors caused by Service Providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on Service Providers, may adversely affect a Fund’s ability to process shareholder transactions, price Fund investments and calculate its NAVs in a timely manner, including over a potentially extended period. Moreover, consistent with each Fund’s investment strategies, the Adviser uses various technology to support portfolio decision making for the Funds. Data imprecision, software or other technology malfunctions, programming or modeling flaws and similar circumstances may impair the performance of such technology, which may negatively affect a Fund’s performance. Although the Funds and Service Providers attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover Risk: The Funds may buy and sell investments relatively often. Such a strategy could hinder performance because it often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains. Tax and transaction costs lower a Fund’s effective return for investors.
Privately Issued Mortgage-Related Securities Risk: Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately issued mortgage-related securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
Real Estate Investment Trust (“REIT”) Risk: REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is

PAGE 76 The Commerce Funds

affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
Repurchase Agreement Risk: Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. To the extent consistent with its respective investment objective and principal investment strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Adviser or other entities. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. Additionally, a Fund may be subject to “bail-in” risk under applicable laws or regulations whereby, if required by a financial institution’s authority, a financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted. With respect to collateral received in repurchase transactions, a Fund may have significant exposure to financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on a Fund, including minimizing the value of any collateral.
Short-Term Investing Risk: For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund’s shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

The Commerce Funds PAGE 77

Account Policies And Features

The following information is intended to help you understand more fully how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.
Buying Shares

How Are Shares Priced?
You pay no sales charges (“loads”) to invest in shares of these Funds. Your share price is each Fund’s NAV, which is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Your order will be priced at the next NAV calculated after your order is received in proper form by The Commerce Funds’ Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in proper form by the close of regular trading on the NYSE that day. If The Commerce Funds receives your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Shares will generally not be priced on the days on which the NYSE is closed for trading although shares of the Fixed Income Funds may be priced on such days if the Security Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets open for all or part of the day. Each Fund’s investments are valued based on market value, or where market quotations or pricing service prices are not readily available, based on fair value calculated according to procedures adopted by the Board of Trustees. A Fund may also fair value price if the value of a security it holds has been materially affected by significant events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly happens with foreign securities, but it may also occur with domestic securities.
Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments, as well as the same or similar events that may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to, corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.
One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, fair valuation involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value assigned to a particular security is accurate.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as “valuation designee” to perform the Funds’ fair value determinations, subject to Board oversight and other requirements.

PAGE 78 The Commerce Funds

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.
Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses). However, investments in ETFs are valued at their last sale price or official closing price at the principal exchange or system on which they traded. If no sale occurs, these investments will be valued at the last bid price.
Certain short-term securities may be valued at amortized cost, which approximates fair value.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the NYSE and/or the bond markets do not open for business, the Funds may, but are not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. In addition, on any business day when SIFMA recommends that bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. To learn whether a Fund is open for business during an emergency situation, please call 1‑800‑995‑6365.

How to Calculate NAV

NAV =	(Value of Assets) – (Liabilities)
Number of Outstanding Shares
What Is The Minimum Investment For The Funds?

	Initial Investment	Additional Investments
Regular account	$1,000	$250
Automatic investment account	$500	$50/month
Individual retirement accounts (except SEP, SIMPLE IRAs and Mandatory Rollovers), Keogh plans, corporate retirement plans, public employer deferred plans, profit sharing plans and 401(k) plans	$1,000	$250
SEP and SIMPLE IRAs	$50	$50/month

The Commerce Funds PAGE 79

What Is The Minimum Investment If I Am An Employee Of Commerce Bancshares Or Another Commerce Funds Service Provider?
For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman Sachs & Co. LLC, SS&C Global Investor & Distribution Solutions, Inc. and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

	Initial Investment	Additional Investments
Regular account	$250	$100
Automatic investment account	$100	$25/quarter
Individual retirement accounts (including SEP, SIMPLE and Roth IRAs) and Keogh plans	$100	$25/quarter
How Do I Buy Shares?
The following section describes features and gives specific instructions on how to purchase Fund shares directly from The Commerce Funds. See “General Policies” for a description of The Commerce Funds’ excessive trading policies. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.
1. Consider The Following Features To Customize Your Account:

•
Making Automatic Investments: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House are eligible. Check with your financial institution to determine eligibility.

•
Using Dollar Cost Averaging: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

PAGE 80 The Commerce Funds

2. Contact The Commerce Funds To Open Your Account:

By Mail:

Complete an account application. Mail the completed application and a check payable to The Commerce Funds to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

In Person

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

•	Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening an account.

•	If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.
How Do I Add To My Commerce Funds Account?
To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:

State Street Bank and Trust Company, with these instructions:
— ABA #011000028
— DDA #99042814
— Beneficiary: Commerce Funds
— Your name and address
— Your social security or tax ID number
— Name of the Fund
— Your new account number

What Are My Options For Changing My Investment Within The Commerce Funds?

•	Exchanging Shares From Fund To Fund: As a shareholder, you have the privilege of exchanging your shares for shares of any other Commerce Fund.
Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any

The Commerce Funds PAGE 81

exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days’ notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the SEC. Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring. In addition, please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

•
Making Automatic Exchanges: You may request on your account application that a specified dollar amount of shares be automatically exchanged for shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund’s minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

•
Cross Reinvesting Of Distributions: You may invest dividend or capital gain distributions from one Fund to another Fund. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes.

Redeeming Shares

You May Sell Shares At Any Time: Your shares will be sold at the NAV next calculated after The Commerce Funds’ Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within one week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until payment has been collected, which could be up to 15 business days. Please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.
Receipt Of Proceeds From A Sale: Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Your request to wire proceeds is subject to the financial institution’s wire charges.
Written requests to sell shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a Signature Guarantee. You may obtain a Signature Guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.
How Do I Redeem Shares From My Commerce Funds Account?
The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

PAGE 82 The Commerce Funds

1. Consider Using An Automated Redemption:

•
Making Automatic Withdrawals: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2. Contact The Commerce Funds To Redeem Shares From Your Account

By Mail:

Write a letter to us that gives the following information:
— names of all account owners
— your account number
— the name of the Fund
— the dollar amount you want to redeem
— what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

By Telephone – Requesting Proceeds Be Wired:

Call The Commerce Funds with your request. Please see “What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone – Requesting Proceeds Be Sent By Check:

Call The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST) with your request. Please see “What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

The Commerce Funds PAGE 83

In Person:

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.
What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?
You may call us at 1-800-995-6365 (8 a.m.-5 p.m. CST) to explain what you want to do. To purchase shares by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the appropriate box on your original account application, you must send us a letter that gives us this authorization.
Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.
You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.
General Policies

Dividend and Distribution Policies: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:
(1) reinvest all dividend and capital gain distributions in additional shares,
(2) receive dividend distributions in cash and reinvest capital gain distributions in additional shares,
(3) receive all dividend and capital gain distributions in cash, or
(4) have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.
If you do not select an option when you open an account, all distributions will automatically be reinvested in additional shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional shares of the same Fund. To change your distribution option,

PAGE 84 The Commerce Funds

contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

Fund	Monthly Dividends*	Quarterly Dividends**	Annual Dividends***	Net Realized Capital Gains****
Growth			X	X
Value		X		X
MidCap Growth			X	X
MidCap Value		X		X
Bond	X			X
Short-Term Government	X			X
National Tax-Free Intermediate Bond	X			X
Missouri Tax-Free Intermediate Bond	X			X
Kansas Tax-Free Intermediate Bond	X			X

*	Monthly dividends are declared daily but are only distributed on or about the last business day of the month.

**	Quarterly dividends are both declared and paid at the end of each calendar quarter month.

***	Annual dividends are both declared and paid in December.

****	Each Fund declares and distributes net realized capital gains annually (December).
The Commerce Funds Reserves The Right To:

•
In-Kind Purchases: The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. See the Statement of Additional Information for further information about the terms of these purchases.

•
In-Kind Redemptions: The Trust reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Funds. See the Statement of Additional Information for further information about the terms of these redemptions.

•
Automatic Redemption: Redeem your account involuntarily if, after 60 days’ written notice, your account’s value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

•
Suspension/Delay in Payment: Suspend or delay the payment of redemption proceeds when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

•	Reject Purchases: Reject a purchase for shares of any Fund. If this happens, the Funds will return any money received but no interest will be paid on that money.

•
Excessive Trading Policies: Without notice, The Commerce Funds may stop offering shares of a Fund, reject or restrict any purchase order (including exchanges), or bar an investor, including transactions accepted by a financial intermediary, who the Adviser believes is engaging in excessive trading from purchasing or exchanging shares of a Fund. In accordance with the policy and procedures adopted by the Board of Trustees, The Commerce Funds discourage market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term

The Commerce Funds PAGE 85

shareholders. To minimize harm to the Funds and its shareholders (or the Adviser), the Funds (or the Adviser) will reject purchase or exchange orders if, in the Fund’s (or Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Funds (or the Adviser), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Funds or its shareholders or would subordinate the interests of the Funds or its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser. The Commerce Funds and the Adviser will not be liable for any loss resulting from rejected purchase or exchange orders.

Pursuant to the policy adopted by the Board of Trustees, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews information provided by the Transfer Agent, SS&C Global Investor & Distribution Solutions, Inc. and other sources, on behalf of the Funds, relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.
Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.
The Commerce Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in The Commerce Funds. The Funds may rely on these intermediaries’ excessive trading policies in lieu of applying the Fund’s policies. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by The Commerce Funds, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading.
Abandoned Property
It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Please be advised that certain state escheatment laws may require the Fund to turn over your Fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the applicable state law. Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. For more information on unclaimed property and how to maintain an active account, please contact the Fund’s transfer agent.

PAGE 86 The Commerce Funds

Customer Identification Program
Federal law requires The Commerce Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with The Commerce Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by The Commerce Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, The Commerce Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified, (ii) refuse an investment in The Commerce Funds, or (iii) involuntarily redeem an investor’s shares and close an account if The Commerce Funds are unable to verify an investor’s identity. The Commerce Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.
Financial Intermediaries
Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may, to the extent permitted by applicable law, enter confirmed purchase orders on behalf of clients and customers, with payment and the order to follow no later than a Fund’s pricing on the following business day. If payment is not received by the Funds’ Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund’s NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.
The Adviser may make payments to financial institutions from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments are made out of the Adviser’s own assets and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate financial institutions for, among other things, recordkeeping, shareholder communications and other administrative or marketing services. The amount of these additional payments is normally not expected to exceed 0.40% (annualized) of the amount sold or invested through the financial institution. These payments may create an incentive for a financial institution or its employees to recommend or sell shares of a Commerce Fund. For further information, please contact your financial institution for details about payments it may receive.
Conflict of interest restrictions may apply to the receipt of compensation by a financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

The Commerce Funds PAGE 87

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Fund. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Fund.
State securities laws regarding the registration of dealers may differ from federal law. As a result, financial intermediaries investing in the Funds on behalf of their Customers may be required to register as dealers.
Shareholder Servicing
The Funds have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.15% of the average daily net assets of the Shares held under the plan to third parties, including the Adviser and its affiliates (“Service Organizations”), for providing shareholder services to the Shareholder Administrative Services Plan participants, except that, with respect to shareholder servicing agreements entered into by the Trust with certain Service Organizations prior to November 17, 2015, the Service Organizations party to such agreements may receive a fee of up to 0.25% of the average daily net assets of shares held under the plan if so provided in the applicable shareholder servicing agreement. Commerce has determined that the fees for the services under these earlier agreements are reasonable based on the value and quantity of services provided. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment.
These support services may include:

•	assisting investors in processing purchase, exchange and redemption requests;

•	processing dividend and distribution payments from the Funds;

•	providing information to customers showing their positions in the Funds; and

•	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.
In addition, Service Organizations may, out of their own resources, provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.
The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.
As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST).
Tax Information

The following is a brief summary of additional information on the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for

PAGE 88 The Commerce Funds

specific guidance on your investment in The Commerce Funds. This discussion relates only to shareholders who are U.S. citizens or residents.
Taxes on Distributions
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund generally pays no tax on the income and gains it distributes to you. The Bond Fund, Short-Term Government Fund, and the Tax-Free Funds each expect to declare dividends daily and distribute all or substantially all of its net investment income, if any, to shareholders monthly. The Value Fund and The MidCap Value Fund expect to declare and distribute all or substantially all of its net investment income, if any, to shareholders quarterly. The Growth Fund and The MidCap Growth Fund each expect to declare and distribute all or substantially all of its net investment income, if any, to shareholders annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Distributions you receive from the Funds, other than Funds investing in tax-exempt bonds, are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income other than qualified dividends are generally taxable to you as ordinary income, while distributions attributable to the net capital gain of a fund (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, no matter how long you have owned your Fund shares.
Fund distributions to noncorporate shareholders attributable to qualified dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate if certain other requirements are met. The amount of a Fund’s distribution that qualifies for this favorable tax treatment may be reduced by a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
In addition, a shareholder of The Value Fund, The Growth Fund, The MidCap Value Fund or The MidCap Growth Fund, as applicable, may be entitled to a 20% deduction with respect to dividends paid to the shareholder by such Fund that the Fund designates as Section 199A

The Commerce Funds PAGE 89

dividends. Section 199A dividends or “qualified REIT dividends” are ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income by the Fund that are treated as eligible for a 20% deduction by noncorporate taxpayers. A Fund may choose to pass through the special character of these dividends to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.
You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. In this case, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as “buying into a dividend.”
Taxes on Exchanges and Redemptions
When you redeem or exchange shares in any Fund, you will generally recognize a gain or loss for federal income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares. For shares acquired on or after January 1, 2012, a Fund is required to report your cost basis on shares redeemed or exchanged. Each Fund has elected to compute the basis on an average cost basis unless you instruct us to use another approved method or choose to specifically identify your shares at the time of each sale or exchange. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable if left to accumulate in such account, provided such shares were not acquired with borrowed funds. Withdrawals from such account may be subject to tax at ordinary income tax rates or a 10% penalty if withdrawn early.
Tax Consequences of The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund
The National Tax-Free Intermediate Bond Fund’s, The Missouri Tax-Free Intermediate Bond Fund’s and The Kansas Tax-Free Intermediate Bond Fund’s distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on their investments, that a portion of the Tax-Free Funds’ distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or

PAGE 90 The Commerce Funds

municipal entity may be exempt from tax in that state. In general, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. However, this rule will not apply if the Tax-Free Funds declare dividends equal to 90 percent of their net tax exempt income daily and pay out such amounts no less frequently than monthly. The Tax-Free Funds expect to comply with this exception.
You should note that a portion of the Tax-Free Funds’ distributions of tax-exempt income may constitute an item of tax preference for purposes of the federal alternative minimum tax. In addition, investors that are generally exempt from U.S. tax on interest income, such as IRAs, other tax advantaged accounts, tax-exempt entities and non-U.S. investors, will not gain additional benefit from the tax-exempt status of a Fund’s distributions of interest attributable to exempt bonds. Because a Fund’s pre-tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of a Fund will normally not be suitable investments for those kinds of investors. Moreover, investment in the Tax-Free Funds by IRAs and other tax advantaged retirement accounts is especially unsuitable because subsequent distributions made from such accounts to their holders may be subject to tax. The Tax-Free Funds are now required to report the amount of distributions constituting tax exempt income to shareholders and the Internal Revenue Service. You must report such amounts on your federal income tax return.
Missouri Taxes: Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri’s tax jurisdiction will not be subject to Missouri income tax on dividends from The Missouri Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the United States Government, by the Governments of Puerto Rico, American Samoa, Northern Mallana Covenant, Northern Mariana, or the Virgin Islands, Guam, or by certain authorities, agencies, commissions, or instrumentalities of the United States provided such dividends are properly reported by the Fund. However, interest or dividends on obligations of certain federal government-related agencies, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or Government National Mortgage Association, are not exempt from Missouri taxes. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.
Kansas Taxes: Resident individuals, trusts and estates resident in Kansas, and corporations within Kansas’ tax jurisdiction will not be subject to Kansas income tax on dividends from The Kansas Tax-Free Intermediate Bond Fund that are derived from interest (to the extent such interest is exempt from federal income tax) on obligations of the State of Kansas or its political subdivisions (if issued after 1987) or the following bonds exempted by Kansas law: Board of Regents Bonds for Kansas colleges & universities; Electrical Generation Revenue Bonds; Industrial Revenue Bonds; Kansas Highway Bonds; Kansas Turnpike Authority Bonds; or Urban Renewal Bonds, or on obligations or securities issued by the United States Government or by any authority, commission or instrumentality of the United States, and by its possessions. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

The Commerce Funds PAGE 91

Other Information
When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Service Providers

Investment Adviser and Co-Administrator: Commerce Investment Advisors, Inc. (The “Adviser”)
Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, known collectively as “Commerce,” serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund’s portfolio. Commerce Bank and Commerce Investment Advisors each have offices at 1000 Walnut Street, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2025, the Adviser and its affiliates had approximately $50.6 billion in assets under management.
The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement as set forth below:

	Contractual Advisory Fees
Fund	First $100 Million	Next $100 Million	In Excess of $200 Million
Short-Term Government, National Tax‑Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	0.50%	0.35%	0.25%

	First $200 Million		In Excess of $200 Million
MidCap Growth	0.50%		0.40%

	First $200 Million		In Excess of $200 Million
MidCap Value	0.40%		0.30%

	First $400 Million	Next $300 Million	In Excess of $700 Million
Bond	0.50%	0.35%	0.25%
The contractual advisory fee for The Value Fund is 0.30% of the Fund’s average daily net assets.
The contractual advisory fee for The Growth Fund is 0.40% of the Fund’s average daily net assets.

PAGE 92 The Commerce Funds

The Adviser has agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses (the “Expense Limitation”), excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum total annual fund operating expenses do not exceed the amounts shown below for the following Funds:

Contractual Expense Limitation
Growth Fund	1.00%
Value Fund	0.70%
MidCap Value Fund	0.70%
Bond Fund	0.80%
Short-Term Government Bond Fund	0.68%
National Tax-Free Intermediate Bond Fund	0.70%
Missouri Tax-Free Intermediate Bond Fund	0.70%
Kansas Tax-Free Intermediate Bond Fund	0.70%
The Expense Limitation for the Funds will remain in place until March 1, 2027.
During the last fiscal year, the Funds paid the Adviser the fees shown below, calculated as a percentage of the Funds’ average daily net assets.

Actual Rate Paid In Fiscal Year 2025
The Growth Fund	0.40%
The Value Fund	0.30%
The MidCap Growth Fund	0.50%
The MidCap Value Fund	0.40%
The Bond Fund	0.36%
The Short-Term Government Fund	0.50%
The National Tax-Free Intermediate Bond Fund	0.35%
The Missouri Tax-Free Intermediate Bond Fund	0.40%
The Kansas Tax-Free Intermediate Bond Fund	0.48%
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ Form N-CSR to shareholders dated April 30, 2026.
Fund Managers:

Person	Fund(s)	Experience

Scott M. Colbert, CFA	The Bond Fund and The Short-Term Government Fund	Executive Vice President Joined Commerce in 1993 Fund manager since inception 38 years of experience

Nong Lin, Ph.D, CFA	The Growth Fund, The MidCap Growth Fund, The Value Fund and The MidCap Value Fund*	Senior Vice President Joined Commerce in 2001 Fund manager since 2012 (*since inception) 24 years of experience

Donald McArthur IV, CFA	The Growth Fund, The MidCap Growth Fund, The Value Fund and the MidCap Value Fund	Senior Vice President Joined Commerce in 2006 Fund Manager since 2025 26 years of Experience

The Commerce Funds PAGE 93

Person	Fund(s)	Experience

Brian P. Musielak, CFA	The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund*	Senior Vice President Joined Commerce in 1995 Fund manager since 1999 (*since inception) 30 years of experience

Brent L. Schowe, CFA	The Bond Fund, The Short-Term Government Fund, The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund	Senior Vice President Joined Commerce in 1999 Fund manager since 2012 27 years of experience

Joseph C. Williams III, CFA	The Growth Fund, The MidCap Growth Fund*, The Value Fund and The MidCap Value Fund**	Executive Vice President Joined Commerce in 1975 Fund manager since inception (*since 2006) (**since inception) 48 years of experience
The Growth Fund, The MidCap Growth Fund, The Value Fund and The MidCap Value Fund are managed by Messrs. Lin, McArthur and Williams, each of whom is jointly responsible for making recommendations to the Fund.
The Bond Fund and The Short-Term Government Fund are managed by Messrs. Colbert and Schowe, each of whom is jointly responsible for making recommendations to the Funds. Wm. Michael Cody, CFA, is the Head Trader for The Bond Fund and The Short‑Term Government Fund. Mr. Cody, a Senior Vice President of Commerce, has served as Head Trader for the Funds since he joined Commerce in 2006 and has 37 years of experience.
The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund are managed by Messrs. Musielak and Schowe, each of whom is jointly responsible for making recommendations to the Funds.
Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information.
Activities of Other Accounts Managed by the Adviser and its Affiliates
Affiliates of the Adviser engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of The Commerce Funds and/or that compete for transactions in the same types of securities, currencies and investments as the Funds. The Adviser and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of The Commerce Funds’ investment activities, therefore, may differ from those of the Adviser, its affiliates and other accounts managed by the Adviser and its affiliates. Moreover, it is possible that a Fund could sustain losses during period in which the Adviser and its affiliates and other accounts achieve significant profit on their trading for proprietary or other accounts.

PAGE 94 The Commerce Funds

Transactions by one or more other accounts advised by the Adviser or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of The Commerce Funds. The Adviser benefits from the use of soft dollar research and brokerage services paid for through the Funds’ brokerage commissions. For more information about conflicts of interest, see the Statement of Additional Information.
Co-Administrator: Goldman Sachs Asset Management (“GSAM” or the “Co-Administrator”)
GSAM serves as Co-Administrator of each of the Funds. GSAM is located at 200 West Street, New York, NY 10282. GSAM is an affiliate of Goldman Sachs & Co. LLC, the Distributor of the Funds.
Distributor: Goldman Sachs & Co. LLC (“Goldman” or the “Distributor”)
Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 200 West Street, New York, NY 10282.
Transfer Agent: SS&C Global Investor & Distribution Solutions, Inc. (“SS&C” or the “Transfer Agent”)
SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) serves as the Transfer Agent for the Funds. SS&C is located at 2000 Crown Colony Drive, Quincy, MA 02169.
Custodian: State Street Bank And Trust Company (“State Street” or the “Custodian”)
State Street serves as the Custodian of each of the Funds. State Street is located at 1 Congress Street, Boston, MA 02114.
More Information About Fees

Other Operating Expenses
The Adviser and GSAM are Co-Administrators of the Funds. Other Operating Expenses in the fee tables include a Co-Administration fee at an annual rate of 0.1375% of 1% of the average daily net assets of each Fund. Of this amount, the Adviser currently retains 0.12% of 1% of the average daily net assets of each Fund. GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.0175% of 1% of the Fund’s daily net assets.

The Commerce Funds PAGE 95

Financial Highlights
The Financial Highlights Tables are intended to help you understand the financial performance of the Funds’ shares for the past five years. The total return figures show how much you would have earned (or lost) on an investment in a Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm. Their report, along with the Funds’ financial statements, is incorporated by reference into the Funds’ Statement of Additional Information, which is available upon request.

PAGE 96 The Commerce Funds

The Growth Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$52.75	$39.19	$36.54	$56.39	$42.32
Net investment income(a)	(0.01)	0.06	0.11	0.09	0.07
Net realized and unrealized gain (loss)	11.19	15.45	4.91	(9.74)	15.90

Total from investment operations	11.18	15.51	5.02	(9.65)	15.97

Distributions to shareholders from net investment income	(0.06)	(0.12)	(0.08)	(0.08)	(0.15)
Distributions to shareholders from net realized gains	(5.31)	(1.83)	(2.29)	(10.12)	(1.75)

Total distributions	(5.37)	(1.95)	(2.37)	(10.20)	(1.90)

Net asset value, end of year	$58.56	$52.75	$39.19	$36.54	$56.39

Total return(b)	22.43%	40.89%	14.59%	(20.81)%	38.86%
Net assets at end of year (in 000’s)	$242,931	$240,611	$202,701	$175,127	$235,663
Ratio of net expenses to average net assets(c)	0.72%	0.73%	0.71%	0.74%	0.68%
Ratio of total expenses to average net assets(c)	0.72%	0.73%	0.71%	0.74%	0.68%
Ratio of net investment income to average net assets(c)	(0.02)%	0.12%	0.29%	0.23%	0.14%
Portfolio turnover rate	30%	31%	41%	36%	39%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 97

Financial Highlights (continued)

The Value Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$34.42	$28.73	$33.64	$36.21	$26.84
Net investment income(a)	0.71	0.81	0.84	0.89	0.82
Net realized and unrealized gain (loss)	1.82	6.58	(3.03)	(1.52)	9.34

Total from investment operations	2.53	7.39	(2.19)	(0.63)	10.16

Distributions to shareholders from net investment income	(0.74)	(0.75)	(0.92)	(0.90)	(0.79)
Distributions to shareholders from net realized gains	(1.89)	(0.95)	(1.80)	(1.04)	—

Total distributions	(2.63)	(1.70)	(2.72)	(1.94)	(0.79)

Net asset value, end of year	$34.32	$34.42	$28.73	$33.64	$36.21

Total return(b)	7.69%	26.48%	(7.21)%	(1.74)%	38.10%
Net assets at end of year (in 000’s)	$249,848	$271,075	$244,443	$305,249	$346,369
Ratio of net expenses to average net assets(c)	0.68%	0.70%	0.70%	0.68%	0.66%
Ratio of total expenses to average net assets(c)	0.68%	0.70%	0.70%	0.68%	0.66%
Ratio of net investment income to average net assets(c)	2.14%	2.49%	2.64%	2.56%	2.44%
Portfolio turnover rate	52%	46%	46%	34%	29%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

PAGE 98 The Commerce Funds

The MidCap Growth Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$47.53	$39.98	$40.20	$59.47	$46.51
Net investment income(a)	0.02	0.04	0.13	0.07	0.06
Net realized and unrealized gain (loss)	3.00	10.45	0.44	(9.55)	15.06

Total from investment operations	3.02	10.49	0.57	(9.48)	15.12

Distributions to shareholders from net investment income	(0.04)	(0.14)	(0.10)	(0.05)	(0.10)
Distributions to shareholders from net realized gains	(4.73)	(2.80)	(0.69)	(9.74)	(2.06)

Total distributions	(4.77)	(2.94)	(0.79)	(9.79)	(2.16)

Net asset value, end of year	$45.78	$47.53	$39.98	$40.20	$59.47

Total return(b)	6.11%	27.32%	1.40%	(18.58)%	33.46%
Net assets at end of year (in 000’s)	$188,111	$213,008	$205,593	$215,768	$316,815
Ratio of net expenses to average net assets(c)	0.83%	0.83%	0.79%	0.77%	0.72%
Ratio of total expenses to average net assets(c)	0.83%	0.83%	0.79%	0.77%	0.72%
Ratio of net investment income to average net assets(c)	0.04%	0.09%	0.32%	0.15%	0.10%
Portfolio turnover rate	74%	60%	53%	63%	36%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 99

Financial Highlights (continued)

The MidCap Value Fund

	For the Fiscal Year Ended October 31, 2025	For the Fiscal Period Ended October 31, 2024(a)
Net asset value, beginning of period	$25.28	$20.00
Net investment income(b)	0.52	0.49
Net realized and unrealized gain	0.11	5.24

Total from investment operations	0.63	5.73

Distributions to shareholders from net investment income	(0.58)	(0.45)
Distributions to shareholders from net realized gains	(0.99)	(—)

Total distributions	(1.57)	(0.45)

Net asset value, end of period	$24.34	$25.28

Total return(c)	2.49%	28.82%

Net assets, end of period (in 000s)	$37,439	$38,880
Ratio of net expenses to average net assets(e)	0.70%	0.70%(d	)
Ratio of total expenses to average net assets(e)	1.10%	1.51%(d	)
Ratio of net investment income to average net assets(e)	2.16%	2.09%(d	)
Portfolio turnover rate	55%	51%

(a)	Commenced operations on November 13, 2023.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

PAGE 100 The Commerce Funds

The Bond Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$17.82	$16.60	$16.91	$20.65	$20.85
Net investment income(a)	0.65	0.59	0.55	0.47	0.46
Net realized and unrealized gain (loss)	0.43	1.23	(0.29)	(3.59)	(0.13)

Total from investment operations	1.08	1.82	0.26	(3.12)	0.33

Distributions to shareholders from net investment income	(0.64)	(0.60)	(0.57)	(0.52)	(0.53)
Distributions to shareholders from net realized gains	—	—	—	(0.10)	—

Total distributions	(0.64)	(0.60)	(0.57)	(0.62)	(0.53)

Net asset value, end of year	$18.26	$17.82	$16.60	$16.91	$20.65

Total return(b)	6.20%	11.05%	1.48%	(15.39)%	1.60%
Net assets at end of year (in 000’s)	$1,252,364	$1,189,317	$1,043,814	$993,905	$1,233,445
Ratio of net expenses to average net assets(c)	0.64%	0.66%	0.66%	0.64%	0.60%
Ratio of total expenses to average net assets(c)	0.64%	0.66%	0.66%	0.64%	0.60%
Ratio of net investment income to average net assets(c)	3.63%	3.35%	3.14%	2.50%	2.20%
Portfolio turnover rate	13%	17%	15%	19%	25%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 101

Financial Highlights (continued)

The Short-Term Government Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$16.03	$15.40	$15.36	$16.85	$17.25
Net investment income(a)	0.45	0.37	0.30	0.19	0.15
Net realized and unrealized gain (loss)	0.32	0.61	0.05	(1.45)	(0.24)

Total from investment operations	0.77	0.98	0.35	(1.26)	(0.09)

Distributions to shareholders from net investment income	(0.35)	(0.35)	(0.31)	(0.23)	(0.30)
Distributions to shareholders from return of capital	—	—	—	—	(0.01)

Total distributions	(0.35)	(0.35)	(0.31)	(0.23)	(0.31)

Net asset value, end of year	$16.45	$16.03	$15.40	$15.36	$16.85

Total return(b)	4.96%	6.41%	2.34%	(7.52)%	(0.56)%
Net assets at end of year (in 000’s)	$30,926	$29,811	$31,182	$54,192	$61,794
Ratio of net expenses to average net assets(c)	0.68%	0.68%	0.68%	0.68%	0.68%
Ratio of total expenses to average net assets(c)	1.30%	1.22%	1.10%	1.00%	1.03%
Ratio of net investment income to average net assets(c)	2.78%	2.34%	1.96%	1.17%	0.90%
Portfolio turnover rate	39%	18%	11%	22%	38%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

PAGE 102 The Commerce Funds

The National Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.57	$17.46	$17.70	$20.30	$20.45
Net investment income(a)	0.51	0.46	0.38	0.31	0.31
Net realized and unrealized gain (loss)	0.37	1.11	(0.21)	(2.42)	(0.10)

Total from investment operations	0.88	1.57	0.17	(2.11)	0.21

Distributions to shareholders from net investment income	(0.51)	(0.46)	(0.38)	(0.31)	(0.32)
Distributions to shareholders from net realized gains	—	—	(0.03)	(0.18)	(0.04)

Total distributions	(0.51)	(0.46)	(0.41)	(0.49)	(0.36)

Net asset value, end of year	$18.94	$18.57	$17.46	$17.70	$20.30

Total return(b)	4.85%	8.99%	0.90%	(10.56)%	1.01%
Net assets at end of year (in 000’s)	$353,739	$369,426	$346,013	$380,286	$461,668
Ratio of net expenses to average net assets(c)	0.62%	0.63%	0.62%	0.59%	0.57%
Ratio of total expenses to average net assets(c)	0.62%	0.63%	0.62%	0.59%	0.57%
Ratio of net investment income to average net assets(c)	2.77%	2.46%	2.09%	1.63%	1.52%
Portfolio turnover rate	34%	39%	16%	26%	28%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 103

Financial Highlights (continued)

The Missouri Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.45	$17.33	$17.58	$19.98	$20.12
Net investment income(a)	0.47	0.42	0.39	0.35	0.36
Net realized and unrealized gain (loss)	0.30	1.12	(0.25)	(2.40)	(0.14)

Total from investment operations	0.77	1.54	0.14	(2.05)	0.22

Distributions to shareholders from net investment income	(0.48)	(0.42)	(0.39)	(0.35)	(0.36)

Net asset value, end of year	$18.74	$18.45	$17.33	$17.58	$19.98

Total return(b)	4.23%	8.89%	0.70%	(10.37)%	1.07%
Net assets at end of year (in 000s)	$235,557	$238,610	$248,364	$312,838	$384,681
Ratio of net expenses to average net assets(c)	0.69%	0.70%	0.68%	0.63%	0.60%
Ratio of total expenses to average net assets(c)	0.69%	0.70%	0.68%	0.63%	0.60%
Ratio of net investment income to average net assets(c)	2.58%	2.26%	2.13%	1.84%	1.77%
Portfolio turnover rate	13%	29%	11%	19%	15%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

PAGE 104 The Commerce Funds

The Kansas Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.26	$17.24	$17.48	$19.94	$20.11
Net investment income(a)	0.46	0.42	0.36	0.32	0.30
Net realized and unrealized gain (loss)	0.28	1.02	(0.24)	(2.46)	(0.17)

Total from investment operations	0.74	1.44	0.12	(2.14)	0.13

Distributions to shareholders from net investment income	(0.47)	(0.42)	(0.36)	(0.32)	(0.30)

Net asset value, end of year	$18.53	$18.26	$17.24	$17.48	$19.94

Total return(b)	4.10%	8.38%	0.63%	(10.82)%	0.64%
Net assets at end of year (in 000’s)	$110,722	$118,231	$124,204	$148,837	$177,918
Ratio of net expenses to average net assets(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of total expenses to average net assets(c)	0.83%	0.83%	0.77%	0.76%	0.72%
Ratio of net investment income to average net assets(c)	2.55%	2.30%	2.00%	1.71%	1.49%
Portfolio turnover rate	20%	28%	22%	12%	13%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 105

Commerce Funds

PROSPECTUS

MARCH 1, 2026

HOW CAN I CONTACT THE COMMERCE FUNDS?

If you would like more information about Commerce Funds, you may request the following documents:

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus.

SECURITIES AND EXCHANGE COMMISSION REPORTS

Other information about the Commerce Funds is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL AND SEMI-ANNUAL REPORTS

The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. To make shareholder inquiries, to receive free copies of the SAI and the annual and semi-annual reports, or to request other information about the Funds, contact Commerce Funds in writing, via the internet, or by telephone, as listed below. You can also access and download the annual and semi-annual reports and the SAI at the Funds' website listed below.

P.O. Box 219525
Kansas City, MO 64121-9525

www.commercefunds.com

The Funds' investment company registration number is 811-8598
CB5998 03/26 00322284

PROSPECTUS MARCH 1, 2026 HOW CAN I CONTACT THE COMMERCE FUNDS? If youwould likemoreinformationabout Commerce Funds, youmay requestthe following documents: STATEMENT OF ADDITIONAL INFORMATION TheStatement of Additional Information (SAI) containsadditional information about theFunds and is incorporated by reference intothis prospectus. SECURITIES AND EXCHANGE COMMISSION REPORTS Otherinformationabout theCommerceFunds is available on theEDGAR Databaseonthe SEC’s internetsite at http://www.sec.gov. Youmay alsoobtain copies of this information, after paying a duplicating fee, by electronic request at thefollowinge-mailaddress: publicinfo@sec.gov. ANNUAL AND SEMI-ANNUAL REPORTS TheFunds’ annual and semi-annualreports contain additional informationabout the Funds’ investments. Theannual report alsodiscusses market conditions and investmentstrategies that significantlyaffected the Funds’ performanceduring their last fiscal year. Tomakeshareholder inquiries, to receivefreecopies of theSAI andthe annual and semi-annual reports, or to request other information about theFunds,contactCommerceFundsinwriting, viathe internet, or by telephone, as listedbelow. You can alsoaccess anddownload the annual andsemi-annual reports and the SAIat the Funds’websitelistedbelow. P.O.Box 219525 Kansas City, MO 64121-9525 www.commercefunds.com 1-800-995-6365 (8 a.m. –5 p.m. CST) TheFunds’ investment companyregistration numberis811-8598 CB5998 03/26 00322284

THE COMMERCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

The Growth Fund

CFGRX

The Value Fund

CFVLX

The MidCap Growth Fund

CFAGX

The MidCap Value Fund

CFMVX

The Bond Fund

CFBNX

The Short-Term Government Fund

CFSTX

The National Tax-Free Intermediate Bond Fund

CFNLX

The Missouri Tax-Free Intermediate Bond Fund

CFMOX

The Kansas Tax-Free Intermediate Bond Fund

KTXIX

(each, a “Fund” and collectively, the “Funds”)

March 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It is meant to be read in conjunction with The Commerce Funds’ Prospectus dated March 1, 2026, and as amended from time to time. Because this SAI is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the prospectus, as well as the Funds’ shareholder reports and financial statements may be obtained upon request and without charge by calling 1-800-995-6365. The financial statements and report thereon by the Funds’ independent registered public accounting firm included in the Funds’ Form N-CSR, for the fiscal year ended October 31, 2025 have been incorporated by reference into this SAI in the section entitled “Financial Statements.” No other part of the Funds’ Form N-CSR is incorporated by reference.

i

(cont’d)

(cont’d)

(cont’d)

(cont’d)

v

(cont’d)

OVERVIEW OF THE COMMERCE FUNDS

The Commerce Funds (sometimes hereinafter referred to as the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has nine series (each, a “Fund” and together, the “Funds”): The Growth Fund, The MidCap Growth Fund, The MidCap Value Fund, The Value Fund, The Bond Fund, The Short-Term Government Fund, The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund. The Commerce Funds is a Delaware statutory trust, which was organized on February 7, 1994. The Funds are advised by Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”).

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following policies supplement the discussion of the Funds’ investment objectives and policies as set forth in the prospectus. Investment methods described in this Statement of Additional Information are among those that one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

The Growth Fund is a non-diversified series of the Trust under the 1940 Act, although it is subject to certain federal tax diversification requirements. Under these tax diversification requirements, with respect to 50% of its assets, The Growth Fund is permitted to invest up to 25% of its assets in the obligations of a single issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the “Code”). These tests do not apply to investments in U.S. Government securities (“U.S. Government Securities”) and regulated investment companies. The other Funds of the Trust are diversified.

Throughout this Statement of Additional Information, The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund, each a “Tax-Free Fund,” will be collectively referred to as the “Tax-Free Funds.”

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Business Continuity Risk

The Funds and their service providers (the Adviser, the Co-Administrators, the Fund Accounting and Administrative Services Agent, the Transfer Agent, the Distributor, the Custodian and the Funds’ other service providers and vendors of each (collectively, “Service Providers”)) are heavily dependent on proprietary and third-party technology, networks and related operational systems and infrastructure (collectively, “Systems”) to perform essential business functions. Accordingly, the Funds may be negatively impacted by Systems failures arising from factors such as malfunctions in information and technology structures, human errors or misconduct arising from employees and agents, cyber security-related breaches and attacks (see “Cyber Security Risk on page 6), inadequate or failed internal or external controls and processes, changes in personnel, the spread of infectious illness (including epidemics and pandemics), natural disasters or other events (whether foreseeable or unforeseeable) and errors caused by third-party Service Providers or trading counterparties. Moreover, consistent with each Fund’s investment strategies, the Adviser uses various technology to support portfolio decision making for the Funds. Data imprecision, software or other technology malfunctions, programming or modeling flaws and similar circumstances may impair the performance of such Systems, which may negatively affect a Fund’s performance. Systems failures may also adversely affect a Fund’s ability to process shareholder transactions, price Fund investments and calculate its net asset value in a timely manner, including over a potentially extended period. Furthermore, Systems failures may lead to reputational damage, violations of law, legal claims, regulatory fines, penalties, financial losses, reimbursement expenses or other compensation costs and remediation costs, as well as additional compliance, legal, and operational costs. Any such events could negatively impact the Funds and their shareholders.

The Funds may incur substantial expenses in implementing and updating measures aimed at preventing or minimizing the potentially negative impact of Systems failures in the future. Although the Funds and their Service Providers may attempt to minimize Systems failures through business continuity plans, controls, testing and oversight, it is not possible to identify all of the operational and Systems risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of Systems failures. Moreover, measures utilized by the Funds and their Service Providers to prevent or minimize the negative impact of Systems failures may not operate as intended or be sufficient to limit losses. Additionally, although insurance and other traditional risk-shifting tools may be held by or available to a Fund in order to manage or mitigate the risks associated with Systems failures, such risk-shifting tools are often subject to terms such as deductibles, coinsurance, limits and policy exclusions, as well as the risk of counterparty denial of coverage, default or insolvency. Accordingly, it is possible that losses incurred by a Fund as a result of Systems failures would not be covered by risk-shifting tools and may be borne entirely by a Fund and its shareholders.

In addition, the Adviser and other Fund Service Providers may experience other disruptions or operating errors that could negatively impact the Funds. While Service Providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of Service Providers, seeks to ensure that Service Providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Adviser or the other Fund Service Providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Changing Distribution Level Risk

The amount of the distributions paid by a Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. A Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Convertible Securities

The Growth Fund, The Value Fund, The MidCap Growth Fund, The MidCap Value Fund and The Bond Fund, to the extent consistent with their investment objectives and strategies, may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”) and, if so, the ratings assigned.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

Additionally, a convertible security may be subject to redemption at the option of its issuer at a price established in the convertible security’s governing instrument. If a Fund holds such a convertible security when it is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert the security into the underlying common stock, or (iii) sell it to a third party. Any of these actions may have an adverse impact on a Fund’s ability to achieve its investment objective.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Counterparty Risk

The risk exists that a counterparty to a financial instrument held by a Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. A Fund may obtain no or limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed. Transactions that a Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate. Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes (sometimes referred to as a “bail in” programs) adopted in the United States, the European Union (“EU”) and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. Accordingly, a Fund’s ability to mitigate exposure to such counterparties when it would otherwise choose to do so could be limited, which could adversely affect the Fund’s returns or the liquidity of its portfolio.

In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivatives transaction, the derivatives transaction would typically be terminated at its fair market value. If a Fund is owed such fair market value following the termination of a derivatives transaction and the Fund’s claim is unsecured, the Fund would likely be treated as a general creditor of such counterparty. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Furthermore, with respect to counterparties that are subject to bail-in regimes in the EU, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties. Subject to certain U.S. federal income tax limitations, a Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates if consistent with its investment objectives and strategies, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities (“Municipal Obligations”), corporate debt securities or other types of securities in which a Fund may invest. Custodial receipts and trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Cyber Security Risk

Information technology (“IT”) systems and digital data underlie most of the Funds’ operations and Systems. As a result, the Funds and their Service Providers are exposed to the risk (“Cyber Risk”) that their operations and data may be compromised by internal and external cyber-security failures, breaches, ransomware attacks and/or other attacks (“Cyber Incidents”). This could occur as a result of unintentional conduct or malicious or criminal cyber-attacks. Cyber-attacks include, among other things, actions taken to: (i) steal, misuse or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential Fund or shareholder information, (iii) shut down a Fund or a Service Provider’s operations or website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other Systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Like other types of Systems failures (see “Business Continuity Risk” on page 1), Successful Cyber Incidents may adversely impact a Fund or its shareholders or cause a shareholder’s investment in the Fund to lose value. For instance, Cyber Incidents may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage to the Fund. There is a trend toward broad consumer and general public notification of Cyber Incidents, which could exacerbate the harm to the Funds and their shareholders resulting from a Cyber Incident. Cyber Incidents could also lead to violations of applicable privacy and other laws and subject the Funds and/or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. There is a risk that Cyber Incidents will not be detected. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Similarly, while the Funds’ Service Providers have implemented policies and procedures designed to assess the strength of the cyber security measures in place at their firms and vendors that perform services for the Funds and have access to sensitive and confidential data, there can be no assurance that these policies and procedures will succeed in preventing cyber security related losses; this risk is amplified by the fact that vendors employ still other sub-vendors to perform services for the Funds indirectly. The Funds and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers, and such third-party Service Providers may have limited indemnification obligations to the Funds or the Adviser.

Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.

The rapid development and increasingly widespread use of artificial intelligence (“AI”) could increase the effectiveness of cyberattacks and exacerbate the risks.

Debt Obligations

Each of the Funds may invest in debt securities, to the extent consistent with their investment objectives and strategies. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, Municipal Obligations, convertible securities, mortgage-backed securities (“Mortgage-Backed Securities”), and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Collateralized Loan Obligations (“CLOs”).

The Bond Fund may invest in CLOs. CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Bond Fund may invest in any tranche, including the equity tranche, of a CLO. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which The Bond Fund invests.

Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid securities, although an active dealer market may exist for CLOs allowing them to qualify for Rule 144A under the Securities Act of 1933, as amended (“Securities Act”). In addition to the normal risks associated with debt instruments discussed elsewhere in the Prospectus and in this Statement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, default risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes inversely to changes in interest rates or based on multiples of changes in interest rates)), CLOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the possibility that investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Inflation-Indexed Securities

Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index for All Urban Consumers, or CPI-U. Inflation-indexed securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI-U accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Inflation – a general rise in prices of goods and services – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Investors should be conscious of both the nominal and real returns of their investments. Investors in Funds holding inflation-indexed securities who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI-U) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareowners).

Depositary Receipts

Depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.” The Growth Fund, The Value Fund, The MidCap Growth Fund, The MidCap Value Fund, and The Bond Fund may invest in ADRs, GDRs and EDRs subject to their respective limitations on investments in foreign investments discussed below. ADRs are receipts issued by a U.S. financial institution, such as a bank or trust company, evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. GDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use on the non-U.S. securities markets. GDRs and EDRs are not necessarily quoted in the same currency as the underlying security.

While sponsored and unsponsored depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Unlike unsponsored depository receipts, depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. Most ADRs are sponsored.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Foreign Investments

The Value Fund, The Growth Fund, The MidCap Growth Fund and The MidCap Value Fund may invest up to 10% and The Bond Fund may invest up to 20% of each of their total assets in securities issued by foreign issuers, including ADRs, GDRs and EDRs (together, “Foreign Securities”). ADRs, GDRs and EDRs are discussed above under “Depositary Receipts.” In considering whether to invest in Foreign Securities, the Adviser will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the U.S. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments. Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility, and political and economic instability. Moreover, clearance and settlement procedures in foreign markets may differ from those in the U.S. and, in some foreign markets, such procedures have failed to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. For example, there is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and Hamas and Israel in the Middle East will evolve.

The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity. Certain foreign markets to which a Fund may be exposed rely heavily on particular industries or foreign investment and may be particularly vulnerable to the imposition of economic sanctions against a country, countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. The accounting, auditing and financial reporting standards and practices applicable to foreign companies in emerging or developing markets may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Funds may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Funds to significant losses.

The Bond Fund may invest up to 20% of its total assets in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. To the extent that a Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in Foreign Securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Investing in Europe. The Funds may invest in euro-denominated bonds and other obligations to the extent consistent with their investment objectives and strategies. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities in which the Funds have invested.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU member states, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU member states. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member states to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020. There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Other socio-political and geopolitical conditions in EU member states, such as the spread of infectious illness (including epidemics and pandemics), could also negatively impact the Funds’ investments. Certain EU member states are experiencing significant rates of unemployment, high levels of public debt, aging populations and heavy regulation in certain economic sectors. Additionally, a large inflow of migrants from the Middle East and Africa has strained some EU member states economically and politically. European policy makers have taken steps to respond to these developments and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments. As the EU continues to grow in size with the addition of new member states, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about possible economic, immigration and cultural implications. Moreover, there is an ongoing military conflict between Ukraine and Russia, which could intensify and spread to other countries. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively impact the value and liquidity of a Fund’s investments.

Trade Policy. The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Funds and their investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation agreements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Funds invest and other adverse impacts on the Funds’ overall performance.

Foreign Custody

The Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Futures Contracts, Options on Futures Contracts, and Swaps

All Funds, except The Short-Term Government Fund, may engage in transactions subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”), including commodity futures (which include futures on broad-based securities indexes and interest rate future contracts), options on commodity futures, and certain swaps or other instruments, either directly or indirectly through investments in other investment vehicles (collectively, “commodity interests”) for hedging purposes or to seek to increase total return.

A Fund may engage in commodity interest transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies.

A Fund may enter into commodity interest transactions that have standardized terms which are generally traded on an exchange, as well as futures transactions with more complex features. Non-standardized futures transactions are generally traded over-the-counter (“OTC”). The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the Securities and Exchange Commission (“SEC”) and the CFTC to regulate OTC derivatives and market participants. Pursuant to authority granted under the Dodd-Frank Act, rules have been enacted that currently require clearing of many OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s transactions in foreign futures or foreign options may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (i) registration and regulation of swap dealers and major swap participants; (ii) central clearing and execution of standardized swaps; (iii) margin requirements in swap transactions; (iv) position limits and large trader reporting requirements; and (v) recordkeeping and centralized and public reporting requirements on an anonymous basis for most swaps. The CFTC has jurisdiction over the regulation of most swaps, and has adopted rules implementing most of the swap regulations required by the Dodd-Frank Act. The SEC has jurisdiction over “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

In addition, certain regulations (“Bail-In Regulations”) require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the financial contract may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. When a Fund uses futures contracts for hedging purposes, it often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire). A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Funds will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs and require margin deposits to the extent set forth by applicable law, in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities are not available. The profitability of a Fund’s trading in futures depends upon the ability of the Adviser to analyze correctly the futures markets.

Swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are executed through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has gain, the full margin amount and the amount of the gain is paid to a Fund.

CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position in swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of the agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to a Fund’s transactions in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and also require increases in margin above the margin that is required at the initiation of the swap agreement.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. To the extent a Fund engages in uncleared swaps, a Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. A Fund will only enter uncleared swap agreements with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

Exclusion from Commodity Pool Operator Definition. The Adviser, with respect to each Fund that has the ability to engage in derivatives transactions, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5, and therefore, the Adviser is not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA with respect to the Funds. Accordingly, the Funds are limited in their ability to engage in transactions in commodity interests. Under the exclusion, a Fund must satisfy one of the following trading limitations whenever it establishes a new commodity interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s commodity interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s commodity interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle or trading in the markets for commodity interests. See Appendix B for more information on futures transactions.

High Yield Securities

The Bond Fund may invest up to 10% of its total assets in high yield securities and up to 35% of its total assets in obligations rated BBB or Baa by one of the major credit rating agencies. Obligations rated BBB or Baa are considered speculative and are riskier than higher rated bonds. Fixed income and convertible securities purchased by the Tax-Free Funds will generally be rated investment grade, although the Tax-Free Funds may each invest up to 5% of its total assets in high yield (non-investment grade) securities. If a security held by the Tax-Free Funds undergoes a rating revision, the Tax-Free Funds may continue to hold the security if the Adviser determines that retention of the security is in the best interest of shareholders subject to the limits described in the Funds’ prospectus, except that the Tax-Free Funds still may not hold more than 5% of their respective total assets in high yield (non-investment grade) securities. To the extent consistent with their investment objectives and policies, the other Funds may also purchase high yield securities. High yield fixed income and convertible securities (sometimes referred to as “junk bonds” or “non-investment grade bonds”) generally are rated BB or below by S&P or Fitch Ratings (“Fitch”), or Ba or below by Moody’s (or have received a comparable rating from another NRSRO).

High yield fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for these securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such investments. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Hybrid Instruments

Each Fund may invest in hybrid instruments to the extent consistent with its investment objectives and strategies. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate or receipt, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor that the Fund would have to consider and monitor. Some Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid investments. For purposes of this limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Limitations on the resale of restricted investments may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. A Fund’s difficulty valuing and selling restricted securities or illiquid investments may result in a loss or be costly to the Fund.

The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4 (the “Liquidity Rule”), and the Board of Trustees has approved the designation of the Adviser to administer the Fund’s liquidity risk management program and related procedures. See the section entitled “Liquidity Risk Management Rule”. Illiquid investments may include repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities (“SMBS”) issued by private issuers, interest rate and currency swaps and certain securities that are subject to trading restrictions because they are not registered under the 1933 Act.

If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines, under the Funds’ liquidity risk management program, that an adequate trading market exists. A Fund’s investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Equity Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Interest Rate Floors and Caps, Collars and Options on Swaps

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. A Fund may also enter into swap transactions to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

The Growth Fund, The Value Fund, The MidCap Growth Fund and The MidCap Value Fund may each enter into equity swap contracts. Equity swap contracts permit the Funds to obtain exposure to a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes and to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index or group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

To the extent that a Fund enters into equity swaps, it will do so on a net basis. This means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its terms. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

A Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is considered to be investment grade by the Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

The Short-Term Government Fund, The Bond Fund, and the Tax-Free Funds may enter into interest rate and mortgage swaps, interest rate caps, floors and collars, and may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” The Bond Fund may enter into credit and total return swaps both for hedging purposes and to seek to increase total return.

A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio, to shorten the effective duration of its portfolio securities and/or to hedge against fluctuations in interest rates.

Swap agreements are two party contracts entered into primarily by institutional investors who are “eligible contract participants,” as defined in the CEA. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index). As examples, interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Written credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Funds will not enter into certain swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P or A or P-1 or better by Moody’s or their equivalent ratings.

Currently, certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Central clearing may decrease counterparty risk and increase liquidity compared to bilateral swaps, because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap.

The use of interest rate, mortgage, credit and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality and interest rates the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

MMD Rate Locks. The Bond Fund, The Short-Term Government Fund and the Tax-Free Funds may purchase and sell Municipal Market Data AAA Cash Curve swaps, also known as “MMD rate locks,” to the extent consistent with their investment objectives and strategies. A Fund may use these transactions for hedging purposes or, to the extent consistent with its investment policies, to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

An MMD rate lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment, as a duration management technique, or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD rate lock, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD rate lock is a contract between a Fund and an MMD rate lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligations Scale is above or below a specified level on the expiration date of the contract. In connection with investments in MMD rate locks, there is a risk that municipal yields will move in the opposite direction than that anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

To the extent swaps and/or options on swaps are employed by the Funds, such use will be in accordance with Rule 4.5 of the CEA. The Adviser, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and therefore is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Funds.

Investment Companies

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and subject to its investment objectives and strategies. Other investment companies include, but are not limited to, all types of exchange traded funds (“ETFs”). Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by companies controlled by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of (i) registered money market funds or (ii) unregistered money market funds that (A) limit their investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (B) undertake to comply with all the other provisions of Rule 2a-7.

Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Rule 12d1-4 under the 1940 Act permits the Funds to invest in other investment companies beyond the statutory limits, without obtaining an exemptive order from the SEC, subject to certain conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. Certain ETFs traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (i) the market price of the ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable from the ETF, except upon termination of the ETF. To redeem from the ETF, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day. A Fund may sell ETF shares through a broker-dealer.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Funds could result in losses on ETFs.

Large Fund Investor Risk

A Fund may from time to time sell a substantial amount of its shares to relatively few investors or a single investor, or third parties. Sales to and redemptions from large investors may be very substantial relative to the size of a Fund and carry potentially adverse effects. While it is not possible to predict the overall effect of such sales and redemptions, such transactions may adversely affect a Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell a substantial amount of its portfolio securities to facilitate a redemption, in either case, at a time when a Fund would otherwise prefer not to invest or sell, such as in an up market or down market, respectively. Such transactions may also increase a Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences to investors. A Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid securities (securities that may be unable to sell at a favorable time or price). Because the expenses and costs of a Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders. In addition, in the event of a Fund proxy proposal, a large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Lending Securities

Although no Fund currently plans to do so, each Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as “money market instruments” below in “Temporary Investments.” When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations.

Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund’s total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Liquidity Risk Management Rule

Pursuant to the Liquidity Rule under the 1940 Act, the Funds may invest up to 15% of its net assets in illiquid investments. The Funds have implemented a liquidity risk management program and related procedures to identify and monitor illiquid investments pursuant to the Liquidity Rule. In connection with the implementation of the Liquidity Rule and the Funds’ liquidity risk management program, the term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC. To the extent an investment held by the Funds is deemed to be an illiquid investment or a less liquid investment, the Funds will be exposed to a greater liquidity risk.

Loan Participations

The Bond Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower that is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When The Bond Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Fund will normally be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the Fund’s investments, the issuer of a loan participation will be the underlying borrower. However, in cases where The Bond Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Mortgage Dollar Rolls

The Bond Fund and The Short-Term Government Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument that a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage-Related and Asset-Backed Securities

The Bond Fund and The Short-Term Government Fund may invest 80% and 100%, respectively, of their total assets in mortgage-related securities and The Bond Fund may invest 80% of its total assets in asset-backed securities that are secured by entities such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. In addition, The Short-Term Government Fund may also invest up to 10% of its total assets in asset-backed securities.

General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes. Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities (i.e., Ginnie Mae, Fannie Mac and Freddie Mac), mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and frequently have less favorable collateral, credit risk or other underwriting characteristics.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those that were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, its Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Funds’ investments are interest-rate sensitive, each Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on Mortgage-Backed Securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Ginnie Mae, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the Mortgage-Backed Securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of Mortgage-Backed Securities in which the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Funds.

Adjustable Rate Mortgage Loans (“ARMs”). The Bond Fund and The Short-Term Government Fund may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity, which may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially, which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.

When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of the mortgage loan. Therefore, if the related borrower defaults on the mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property that secures such mortgage loan.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment that can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices that provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the Secured Overnight Financing Rate (“SOFR”) Rate , the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs held by a Fund and, therefore, in the net asset value of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (“Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which The Bond Fund and The Short-Term Government Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. Certain regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential Mortgage-Backed Securities collateralized by such residential mortgage loans and investors in such residential Mortgage-Backed Securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. The nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted. Any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by any Fund, and could adversely affect the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorized bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, a Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Legislation and/or governmental intervention designed to protect consumers may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. Current and future governmental regulation activities may have the effect of reducing returns to a Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Bond Fund and The Short-Term Government Fund are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the Funds’ liquidity and value.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S., such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Events Related to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae that are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements (“SPAs”) with each of Freddie Mac and Fannie Mae that established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S.

Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Funds.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities.

Mortgage-backed securities are subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying mortgage-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

Guaranteed Mortgage Pass-Through Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See the section entitled “Events Related to Freddie Mac and Fannie Mae”.

Freddie Mac Certificates. Freddie Mac is a publicly held U.S. government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See the section entitled “Events Related to Freddie Mac and Fannie Mae”.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae.

Mortgage Pass-Through Securities. To the extent consistent with their investment policies, The Bond Fund and The Short-Term Government Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one that varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Bond Fund and The Short-Term Government Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with a Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See the section entitled “Events Related to Freddie Mac and Fannie Mae”.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those that are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Bond Fund and The Short-Term Government Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only or “PO”), from a pool of mortgage loans. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities. The Bond Fund and The Short-Term Government Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of Mortgage-Backed Securities (which may include certain of the Mortgage-Backed Securities in which certain of the Funds may have invested or may in the future be invested) and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund’s performance may be adversely affected.

Credit Enhancement. Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments that is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding if at such time the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Events Relating to the Mortgage-Backed Securities Market and the Overall Economy. A lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred historically and may reoccur, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.

These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or Mortgage-Backed Securities (including the Mortgage-Backed Securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by a Fund.

Following the financial crisis that began in 2007, the U.S. Government, the Federal Reserve, the U.S. Treasury, the SEC, the Federal Deposit Insurance Corporation (the “FDIC”) and other governmental and regulatory bodies took unprecedented actions designed to support financial institutions and certain segments of the financial markets. These actions included, but were not limited to, the enactment by the U.S. Congress of the Dodd Frank Act, which imposes a regulatory framework over the U.S. financial services industry and the consumer credit markets in general. Such regulatory measures also included the adoption of rules that standardize asset-level information for asset-backed securities, replace credit ratings as eligibility criteria and implement credit risk retention requirements for securitizers of asset-backed securities. The full impact of these legislative and regulatory measures on asset-backed and Mortgage-Backed Securities held by the Fund remains uncertain, and it is possible that such measures could negatively affect the value or marketability of a Fund’s securities in the future. In addition, broker-dealers have in the recent past experienced a reduction in market-making capacity due to markedly smaller inventories of fixed income securities than in prior years. This more limited ability to make markets in fixed income securities could result in decreased market liquidity and increase volatility. These two factors, in turn, could adversely impact Fund performance.

Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to an economic crisis or otherwise. The Funds may incur additional costs complying with and/or be prevented from pursuing their investment objectives by such new legislation and regulation. In addition, Congress may determine to repeal or revise the Dodd Frank Act or portions thereof and other laws and regulations. The effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the FDIC, may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies,” and commonly referred to as “systemically important entities,” in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the U.S., and also for the resolution of certain of their subsidiaries. No assurances can be given that this liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that this framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of the liquidation framework to these kinds of entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by a Fund.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which certain Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Funds may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage- Backed Securities and other asset-backed securities are subject to widening and increased volatility due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following purchase by a Fund, the market value of these securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities generally (including the Mortgaged-Backed Securities and other asset-backed securities in which certain Funds may invest) and increased unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience further declines after they are purchased by the Fund.

Asset-Backed Securities. The Bond Fund and The Short-Term Government Fund may purchase asset-backed securities issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of a private issuer is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. The Fund may also invest in other types of asset-backed securities that may be available in the future.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor, which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Funds will also suffer greater levels of default than were historically experienced. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities for the Fund. See the discussion above under the section entitled “Mortgage-Related and Asset-Backed Securities” for additional risks posed by asset-backed securities. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above under “Illiquid Securities.”

Municipal Obligations

The Bond Fund, The Short-Term Government Fund and the Tax-Free Funds may invest in Municipal Obligations. The Bond Fund may invest up to 20% of its total assets in such securities. The Tax-Free Funds may invest in Municipal Obligations without limit, subject to their investment limitations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. The interest on Municipal Obligations is generally exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). The tax-exempt nature of the interest on a Municipal Obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither the Funds nor their portfolio managers will independently review the bases for those tax opinions or guarantee that the tax opinions are correct.

The two principal classifications of Municipal Obligations are “general obligation” and “revenue” issues; the Funds described above may also purchase “moral obligation” issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term “Municipal Obligations” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The Bond Fund, The Short-Term Government Fund and the Tax-Free Funds may invest in Municipal Obligations issued by entities that are, or may become, subject to significant financial hardship. Such hardship can result from a host of factors, including reduced revenue from property, sales and/or income taxes, and diminished funding from other sources. Municipal Obligations may be subject to credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or credit support providers. A credit downgrade or other adverse news about an issuer or any credit support provider may lower the market value and liquidity of a Fund’s investments in a Municipal Obligations. Additionally, Municipal Obligations and their issuers may be more prone to downgrade, default and bankruptcy due to economic downturns, and several municipalities have filed for bankruptcy protection in recent years.

Dividends that are derived from the interest on Municipal Obligations held by The Bond Fund generally would not be taxable to the Fund’s shareowners for federal income tax purposes.

Although the Tax-Free Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. This stress may be significantly exacerbated by pandemics, such as the coronavirus pandemic. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Funds may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Funds’ operating expenses.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. The Trust cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to The Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri Municipal Obligations or, with respect to The Kansas Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas Municipal Obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Missouri or Kansas Municipal Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Litigation and Current Developments. Most states do not grant tax-free treatment to interest on state and Municipal Obligations of other states. The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state Municipal Obligations was affirmed by the U.S. Supreme Court in Kentucky v. Davis, decided May 19, 2008. A state court in Kentucky had previously ruled that the Kentucky state income tax law, which exempts only interest on bonds from in-state government entities, violates the Commerce Clause of the U.S. Constitution, by discriminating against other states’ municipal bonds. The U.S. Supreme Court reversed the lower court’s decision and held that the Kentucky state income tax law did not violate the Commerce Clause of the U.S. Constitution. In so holding, however, the Supreme Court declined to address whether the in-state exemption for private activity bonds violates the Commerce Clause, leaving for future courts to consider any claim that differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally.

Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Obligations in the same manner.

Municipal Leases and Certificates of Participation. Municipal leases and certificates of participation are forms of Municipal Obligations. A municipal lease is an obligation in the form of a lease or installment purchase, which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored by the Adviser on an ongoing basis.

Certificates of Participation represent undivided proportional interests in municipal leases. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations. Moreover, if a certificate of participation is called a Fund may have to invest the proceeds in lower yielding securities.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Notes. Municipal Obligations in the form of municipal notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, and use and business taxes and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Obligations. Pre-refunded Municipal Obligations are instruments in which the principal of and interest on such instruments are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Obligations. Issuers of Municipal Obligations use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Obligations. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Obligations remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Obligations are usually purchased at a price that represents a premium over their face value. Under the Tax Cuts and Jobs Act, Congress repealed provisions related to the exclusion from gross income for interest on a bond issued to advance refund of another bond.

Private Activity Bonds. Industrial development bonds (referred to under current tax law as private activity bonds) are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues. A Tax-Free Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a taxable Fund’s distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. Tender option bonds are typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of a Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax-Free Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Tax-Free Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. The federal income tax treatment of certain aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax-Free Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. The Bond Fund and the Tax-Free Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Obligations and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Obligations (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain market environments, auction failures may be more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the auction rate securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Insured Municipal Obligations. The Bond Fund, The Short-Term Government Fund and the Tax-Free Funds may invest in “insured” tax exempt Municipal Obligations. Insured Municipal Obligations are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. Insurance policies will usually be obtained by the issuer of a Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. The insurance entitles a Fund to receive only par or face value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Obligation or the value of the shares of the Fund and will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 50% of their assets in Municipal Obligations covered by insurance policies.

The Bond Fund, The Short-Term Government Fund, and the Tax-Free Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds that have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds that are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or S&P, or if unrated, determined by the Adviser to be of comparable quality.

A single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same provider may increase the adverse effects on a Fund that are likely to result from a downgrade of, or default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect that Fund, as it may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Call Risk and Reinvestment Risk. Municipal Obligations may include “call” provisions that permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Obligations held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Tobacco Settlement Revenue Bonds. The Tax-Free Funds may each invest a portion of their assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses that were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“TMSA”). The TMSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The TMSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the TMSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the TMSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments, is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the TMSA companies to non-TMSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The TMSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Options Trading

Each of the Funds may purchase put and call options and may write covered call and covered put options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. The aggregate value of securities subject to options written by the Tax-Free Funds will not exceed 5% of the respective Fund’s net assets. The Funds (except the Tax-Free Funds) may also, to the extent they invest in foreign securities, purchase put and call options on foreign securities. The aggregate value of securities subject to options written by The Short-Term Government Fund, The Bond Fund, The Growth Fund, The Value Fund, The MidCap Growth Fund and The MidCap Value Fund will not exceed 25% of each Fund’s net assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of a Fund.

Writing Covered Options. A call option written by a Fund obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i)

has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates it to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration upon conversion or exchange of other securities held by it. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities or other instruments. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. Each Fund, except the Tax-Free Funds, may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These Funds may also use options on currency to cross hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Funds (other than the Tax-Free Funds) may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Funds (other than the Tax-Free Funds) may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Funds (other than the Tax-Free Funds) may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Funds (other than the Tax-Free Funds) may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Funds for the purpose of benefiting from a decline in the value of currencies that they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency

An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

Each Fund, except the Tax-Free Funds, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Funds’ Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Preferred Securities

The Growth Fund, The Value Fund, The MidCap Growth Fund and The MidCap Value Fund, to the extent consistent with their investment objectives and strategies, each of the other Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Portfolio Turnover

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. Higher portfolio turnover rates could hinder performance due to higher expenses and increased taxes realized by a Fund.

Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, a Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Ratings of Securities

Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch Ratings (“Fitch”)) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Up to 10% of each of the Tax-Free Funds’ total assets may be invested in unrated obligations deemed by the Adviser to be comparable in quality to investment grade instruments. Up to 35% of The Bond Fund’s total assets may be invested in obligations rated BBB or Baa by one of the major credit rating agencies. Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

In rating the municipal securities held by the Tax-Free Funds, the Adviser will use the rating of the guarantor or insurer if it is a higher rating than the security’s issuer rating.

The Bond Fund may invest up to 10% of its total assets in high yield securities. Subsequent to their purchase by The Bond Fund and Tax-Free Funds, portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. However, the Tax-Free Funds may not hold more than 5% of their respective total assets in high yield (non-investment grade) securities.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in conjunction with the particular Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the ratings used by NRSROs for securities in which the Funds may invest.

Real Estate Investment Trusts

The Value Fund, The Growth Fund, The MidCap Growth Fund and The MidCap Value Fund may invest in shares of real estate investment trusts (“REITs”), consistent with their respective investment objectives and strategies. The Bond Fund may invest in debt securities issued by REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareowners provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to “qualified REIT dividends” (defined in Code Section 199A(e)(3) as any dividend from a REIT that is not a capital gain dividend or qualified dividend income). Under Treasury regulations a regulated investment company such as a Fund may pay a dividend to its shareholder that is attributable to the regulated investment company’s receipt of qualified REIT dividends and the shareholder can treat the receipt of such dividend in the same or a similar manner as the manner in which the shareholder would treat the qualified REIT dividend as if the shareholder realized it directly. In other words, a regulated investment company shareholder will be eligible for the 20% deduction with respect to dividends paid by the regulated investment company that the regulated investment company designates are attributable to qualified REIT dividends. Such dividends are referred to as Section 199A dividends.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund’s Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Adviser. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

The repurchase price under any repurchase agreements described in the Funds’ Form N-CSR generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ Custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the Fixed Income Clearing Corporation (“FICC”) would become the Fund’s counterparty. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. The Fund would become subject to the FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. In addition, the Bail-In Regulations (see “Futures Contracts, Options on Futures Contracts, and Swaps” above) will affect many repurchase agreements and purchase and sale contracts.

Reverse Repurchase Agreements

Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund’s assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore 300% asset coverage.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. In addition, the Bail-In Regulations (see “Futures Contracts, Options on Futures Contracts, and Swaps” above on page 12) will affect many reverse repurchase agreements.

Rights Offerings and Warrants

The Value Fund, The Growth Fund, The MidCap Growth Fund, and The MidCap Value Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 10% of its net assets, taken at market value, in warrants. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

Sector Concentration Risk

To the extent that a Fund emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Small- and Mid-Cap Company Securities Risk

Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (large companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When a Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Special Considerations Regarding Investments in Missouri Obligations

The Missouri Tax-Free Intermediate Bond Fund invests primarily in tax-exempt debt securities issued by or for Missouri or its political subdivisions, instrumentalities or authorities (“Missouri Obligations”). The performance of the Fund is therefore heavily dependent on economic, political, and regulatory developments affecting the State of Missouri and its political subdivisions, instrumentalities and authorities that issue Missouri Obligations. The following discussion highlights certain important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements and websites, financial reports, national, state and industry trade publications, news articles, reports of credit rating services and other publicly available documents relating to issuers of Missouri Obligations, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Trust has not independently verified any of the information contained in these statements or other documents. The Trust makes no representations or warranties regarding the completeness or accuracy of such information.

The U.S. Census Bureau estimates that Missouri’s population grew 0.02% in 2025 to approximately 6.27 million. Target industries in Missouri include educational services, healthcare and social assistance, manufacturing, retail trade, professional, scientific, and management services, administrative and waste management services, arts and entertainment, recreation, accommodation and food services industries.

Like all states, the coronavirus (COVID-19) pandemic and efforts to contain it have negatively affected, and are likely to continue to negatively affect, the Missouri economy. The full impact of the COVID-19 pandemic on the Missouri economy and financial position is difficult to predict given the uncertainty surrounding the duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties.

Missouri’s real gross domestic product (“GDP”) decreased at an annual rate of -2.2% in the first quarter of 2025, increased by 3.1% in the second quarter and increased by 4.5% in the third quarter, according to the U.S. Department of Commerce, Bureau of Economic Analysis. Missouri’s increase in real GDP rate for the third quarter was led by its health care and social assistance industry, manufacturing industry, professional, scientific, and technical services industry and finance and insurance industry. The nation’s real GDP decreased at a rate of -0.6% for the first quarter of 2025 and increased at a rate of 3.8%, 4.4%, and 1.4% for the second, third and fourth quarters of 2025, respectively.

Missouri’s smoothed seasonally adjusted unemployment rate was 3.9% for December 2025, a decrease from the November 2025 rate of 4.0%. The national unemployment rate was 4.5% for November 2025 and 4.4% for December 2025. The state’s not-seasonally-adjusted unemployment rate decreased in December 2025, dropping by two-tenths of a percentage point to 3.3% from the November 2025 not-seasonally-adjusted rate of 3.5%. The corresponding not-seasonally-adjusted national rate for December 2025 was 4.1%. Total payroll employment increased by 52,800 jobs from December 2024 to December 2025. Overall, Missouri ranked 36th among the states in per capital personal income for the third quarter of 2025.

The Missouri Department of Revenue reported that net general revenue collections for June 2025 increased 1.4% compared to those for June 2024, from $1.26 billion last year to $1.28 billion in 2025. From June 2024 to June 2025, individual income tax collections increased by 1.3%, sales and use tax collections increased by 1.2%, corporate income and corporate franchise tax collection decreased by 5.4%, all other collection increased by 3.6% and refunds increased by 6.5%. Missouri’s general obligation long-term debt is rated “AAA,” “AAA” and “Aaa” by S&P Global Ratings, Fitch and Moody’s, respectively.

The Missouri Constitution limits the amount of taxes and other revenue enhancement charges (such as licenses and fees) that may be imposed by the State and its local governmental bodies (such as municipalities, cities, school districts, and similar bodies) in any fiscal year (the “Revenue Limit”). The Revenue Limit is tied to a formula that adjusts the limit based on personal income of Missouri residents over certain periods. The Revenue Limit can be exceeded only if the Missouri General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution.

In addition to the Revenue Limit, the Missouri General Assembly is prohibited without voter approval from increasing taxes or fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri residents for the second previous fiscal year or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. These tax limitations could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the Missouri General Assembly without voter approval.

Special Considerations Regarding Investments in Kansas Obligations

The Kansas Tax-Free Intermediate Bond Fund invests primarily in tax-exempt debt securities issued by or for Kansas or its political subdivisions, instrumentalities or authorities (“Kansas Obligations”). The performance of the Fund is therefore heavily dependent on economic, political, and regulatory developments affecting the State of Kansas and its political subdivisions, instrumentalities and authorities that issue Kansas Obligations. The following discussion highlights certain important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements and websites, financial reports, national, state and industry trade publications, news articles, reports of credit rating services and other publicly available documents relating to issuers of Kansas Obligations, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Trust has not independently verified any of the information contained in these statements or other documents. The Trust makes no representations or warranties regarding the completeness or accuracy of such information.

The U.S. Census Bureau estimates that Kansas’s population grew 1.3% in 2025 to approximately 2.98 million. This is approximately a 0.02% increase compared to last year. Target industries include educational services, and health care and social assistance, manufacturing, retail trade, professional, scientific and management, and finance, insurance, real estate, rental and leasing services.

Like all states, the coronavirus (COVID-19) pandemic and efforts to contain it have negatively affected, and are likely to continue to negatively affect, the Kansas economy. The full impact of the COVID-19 pandemic on the Kansas economy and financial position is difficult to predict given the uncertainty surrounding the duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties.

Kansas’s real GDP seasonally adjusted at an annual rate, decreased by 2.6% in the first quarter of 2025, increased by 6.7% for the second quarter, and increased by 6.5% in the third quarter of 2025 from the prior quarter, according to the U.S. Department of Commerce, Bureau of Economic Analysis. The State’s increase in real GDP rate for the third quarter was led by increases in the health care and social assistance industry, manufacturing industry, professional, scientific, and technical services industry and finance and insurance industry.

The estimated seasonally adjusted unemployment rate in Kansas was 3.8% as of December 2025, increasing from 3.6% in December 2024. The State’s per capita personal income increased approximately 1.8% in quarter three of 2024 from the prior quarter. Overall, Kansas ranked 30th among the states in per capita personal income for the third quarter of 2025.

The Kansas Department of Revenue reported $1.30 billion in total revenue collections for December 2025, which is $32.5 million, or 2.43% less than December 2024. Individual income tax collections for December 2025 were below the estimated range and were below the prior year’s income tax collection by $1.64 million, or 8.89%. Sales and use tax collections in December 2025 were 0.24%, or $608,670 less than the prior year. Moody’s affirmed the State’s Aa2 rating and Standard & Poor’s affirmed the State’s AA- rating and revised the State’s outlook to stable in 2025.

The obligations of issuers of Kansas Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas Legislature, or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. It is also possible that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Obligations may be materially affected.

Special Risks of Investing in U.S. Territories, Commonwealths and Possessions

To the extent such obligations are exempt from federal or applicable state income taxes, the Tax-Free Funds may invest in obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands and Guam, in order to achieve their investment objectives. The Bond Fund and The Short-Term Government Fund may also invest a portion of their assets in such obligations. Accordingly, the Funds may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

Certain of the municipalities in which the Funds may invest, including Puerto Rico, have been and are currently experiencing significant financial difficulties, including persistent government deficits, underfunded retirement systems, sizable debt service obligations and/or high unemployment rates. A restructuring or a decline in the market prices of a territory’s or Commonwealth’s debt obligations may affect a Fund’s investment in these securities. Moreover, a credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which a Fund invests could affect the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession. Some of the municipalities in which the Funds may invest may also be vulnerable to significant natural disasters that exacerbate existing financial difficulties. For example, Hurricane Maria caused tremendous damage in Puerto Rico when it made landfall there on September 20, 2017, and Puerto Rico experienced another disaster after an earthquake hit the island on January 7, 2020. Similar natural disasters have the potential to reduce the value and liquidity of the Funds’ investments in U.S. territories, commonwealths or possessions.

Stripped Securities

The Federal Reserve has established an investment program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Bond Fund and The Short-Term Government Fund may purchase securities registered under this program. This allows a Fund to be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The U.S. Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system.

In addition, The Bond Fund and The Short-Term Government Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Investments by The Bond Fund and The Short-Term Government Fund in these securities will not exceed 5% of the value of each Fund’s total assets. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRs”) and Certificate of Accrual on Treasury Securities (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund’s current income could ultimately be reduced as a result.

Temporary Investments

Each of the Funds may assume a temporary defensive position at times when the Adviser believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including “money market instruments,” a term that includes, among other things, bank obligations, commercial paper and notes, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. “Money market investments” also include, for purposes of the Tax-Free Funds, corporate bonds with remaining maturities of 397 days or less. Only The Bond Fund may invest in foreign debt securities.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations that may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Investments by the Tax-Free Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, P-1 by Moody’s or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Adviser uses a defensive strategy, the Funds will not be pursuing their investment objectives.

Trust Preferred Securities

To the extent consistent with their investment objectives and policies, each of the Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. Trust-preferred securities are senior in claim to standard preferred but are junior to other bondholders.

U.S. Government Obligations

As stated in the prospectus, to the extent consistent with their respective investment objectives and strategies, the Funds may invest in obligations of the U.S. Government (“U.S. Government obligations”). Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. See “Events Related to Freddie Mac and Fannie Mae” on page 36 for more information on Freddie Mac and Fannie Mae. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored entities. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies, instrumentalities or sponsored enterprises in the future. The maximum potential liability of the issuers of some U.S. Government obligations may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

U.S. Government obligations purchased by The Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

U.S. Government obligations have historically involved little risk of loss of principal if held to maturity. The Short-Term Government Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. Notably, in August 2023, Fitch Ratings downgraded the United States’ long-term foreign credit issuer default rating to AA+ from AAA, citing expected fiscal deterioration over the next three years. In August 2024, Fitch affirmed this rating with a stable outlook. In addition, neither the U.S. Government, nor any agency or instrumentality thereof has guaranteed, sponsored or approved The Short-Term Government Fund or its shares. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Variable and Floating Rate Instruments

The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. Certain Funds may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution. Variable and floating rate demand instruments acquired by the Tax-Free Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any NRSRO. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Assignments. Certain Funds may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.

Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.

Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective net asset value.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.

Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally the SOFR, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on benchmark-indexed floating rate loans/obligations is reset periodically typically at regular intervals ranging from 30 days to one year, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between SOFR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

When-Issued Purchases and Forward Commitments

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions. For purposes of determining each Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Additionally, Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements that require a Fund to post collateral in connection with to be announced (“TBA”) transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Each Fund, consistent with its investment objective and policies, may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. They may also be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

INVESTMENT LIMITATIONS

Each Fund is subject to the investment limitations enumerated below. Those limitations that are designated as “fundamental” may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds’ Board of Trustees (the “Board” and each member thereof, a “Trustee”) without shareholder approval. In addition, the Funds’ investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated below must be reduced to meet such limitations within the period required by the 1940 Act. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund’s assets.

Each Fund, as a matter of fundamental policy, may not:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry; and with respect to 75% of a Fund’s total assets no Fund may: (i) invest more than 5% of a Fund’s total assets in the securities of any one issuer; and (ii) hold more than 10% of the outstanding voting securities of any one issuer, provided that the foregoing does not apply to The Growth Fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

2. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

4. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

5. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or to a Fund’s transactions in securities on a when-issued or forward commitment basis.

6. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the 1933 Act, in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

7. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund’s current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

With respect to the fundamental policy relating to concentration set forth in Fundamental Investment Limitation 1 above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. In determining industry classification, the Funds may use any one of the following: the Bloomberg Industry Group Classification, S&P, FT Interactive Industrial Codes, Security Industry Classification Codes, Global Industry Classification Standard, or the FactSet Industry Classification. For the purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal place of business in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The Fundamental Investment Limitation 1 above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Similarly, privately issued mortgage-related securities, or any asset-backed securities will not be treated as representing interests in any particular “industry” or group of “industries.” Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

As a matter of fundamental policy:

1. Each of the Tax-Free Funds will limit its investments so that less than 25% of the Fund’s total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, these Funds may invest 25% or more of the value of their total assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, these Funds may invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. A Fund will not purchase securities (except U.S. Treasury bills, notes and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund, may be invested without regard to this 5% limitation.

As a matter of non-fundamental policy, no Fund may:

1. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

2. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

3. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

4. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the Tax-Free Funds) of the value of its net assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. These filings are generally available within seventy and sixty days, respectively, of the end of the Trust’s fiscal quarter. In addition, the Trust also may make complete portfolio holdings information publicly available by posting the information on the Trust’s website (www.commercefunds.com).

The Board has adopted a portfolio holdings disclosure policy (the “Policy”), which prohibits the release of information concerning holdings (“Holdings”) or other portfolio attribution information (“Attribution Information”) that has not been made public through SEC filings or the Trust’s website. Under the Policy, neither the Trust nor any Trust representative may solicit or accept any compensation or other consideration in connection with Holdings or Attribution Information.

The Policy provides that the Adviser’s employees may release or otherwise disclose Holdings only if: the request is made in a writing that contains a description of the uses to be made of the information; the requestor signs a confidentiality agreement, which has been reviewed by Trust counsel and which provides in substance that the requestor will keep the portfolio holdings confidential and refrain from trading on the basis of the information received; and there is a legitimate business purpose for the disclosure. The Policy also provides that: with respect to securities on the investment schedule that have been sold short, if any, no specific information should be given; the schedule of investments may include market values, CUSIP numbers, ticker symbols, number of shares, etc. but not the cost basis of the securities; and the Trust’s Chief Compliance Officer will verify the Holdings as shown by the month-end or quarter-end schedule of investments.

In addition, the Adviser’s Chief Compliance Officer will approve the disclosure in advance. The Adviser’s Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Adviser and the Adviser’s affiliates on the other and (3) the recipient has agreed in writing to maintain the confidentiality of the undisclosed Holdings or Attribution Information. The Adviser’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders.

Subject to the above restrictions, the Trust’s Holdings may be disclosed to information vendors and news agencies (e.g., Morningstar, Lipper) the next day after the Holdings are posted on the Trust’s website.

The Trust currently posts the Holdings no later than 10 calendar days after the end of each month. Attribution Information, including top ten Holdings of a Fund, may be released quarterly to certain financial consultants and analysts (e.g., plan administrators, sponsors, other institutions) the next day after the Attribution Information is posted to the Trust’s website. The Commerce Funds currently plans to post Attribution Information on its website no earlier than the 15th day following the end of the month. Such data will generally be limited to issuer names, portfolio weightings, compositions, and other Adviser-approved Attribution Information. Certain non-sensitive Attribution Information may be distributed immediately following month-end by the Adviser to brokers on a “when available” basis. This information may include certain financial ratios, sector percentages, country allocation percentages, asset percentages, market capitalization, total number of holdings, duration of bonds and other Attribution Information approved by the Chief Compliance Officer.

In accordance with the Policy, the identities of those recipients who currently receive non-public Holdings information on an ongoing basis are as follows: the Adviser and its affiliates, the Trust’s Co-Administrators, the Trust’s independent registered public accounting firm, the Trust’s Custodian and fund accounting agent, the Trust’s legal counsel, the Trust’s financial printer – RR Donnelley, the Trust’s proxy voting service – Broadridge Financial Solutions, Inc. (“Broadridge”) and the Trust’s liquidity classification agent. Such Holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Trust seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Any waivers or exemptions under the Policy must be reviewed by the Adviser’s Chief Compliance Officer, in consultation with Trust counsel. The Trust’s Chief Compliance Officer is required to report any waivers or exceptions under or violations of this Policy to the Board on a quarterly basis.

PRICING OF SHARES

The net asset value per share for each Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of shares outstanding of the Fund. Assets that belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio.

Investments in securities and exchange traded funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities (including government obligations) for which market quotations are readily available are valued daily on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in characteristics such as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the time the net asset value was determined, at the last bid price. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will be reflected in a Fund’s next determined net asset value if the Valuation Committee (as defined below), in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Upon such determination the Fund utilizes a price from an independent service, if available. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. The Funds’ pricing procedures provide that brokers or dealers from which quotes are obtained in accordance with the procedures should be selected from a broker on the approved broker listing by the Adviser based on coverage capabilities and, when possible, should exclude the broker that sold the security to the Fund.

Securities for which quotations are not readily available or deemed to be inaccurate by the Adviser are valued at fair value using procedures approved by the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to make all necessary determinations of fair value. The Adviser, as valuation designee, has established a “valuation committee” (the “Valuation Committee”) to undertake the day-to-day responsibility for implementing, performing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. Pursuant to Rule 2a-5 and the Valuation Procedures, the Board receives reports and other information in order to exercise oversight over the fair valuation determinations. To assess the continuing appropriateness of pricing sources and methodologies, the Valuation Committee regularly performs price verifications and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

The value of a Fund’s portfolio securities that are traded on stock exchanges outside the U.S. are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors pursuant to the fair valuation procedures. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of net asset value of the Fund unless the Valuation Committee, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Additional Purchase Information

Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds’ Distributor, Goldman, Sachs & Co. LLC, acting as agent for The Commerce Funds. Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.

Payment for shares of a Fund may, in the discretion of The Commerce Funds, be made in the form of securities that are permissible investments for the Fund as described in the prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Additional Redemption Information

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

In addition to the situations described in the prospectus under “Redeeming Shares,” The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the prospectus.

In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received, plus any applicable redemption fee. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

PROXY VOTING

The Board, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser in its capacity as investment adviser. Commerce has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Commerce has voting discretion, including the Funds, to assess appropriately each proxy issue. The Proxy Voting Policy includes, but is not limited to, the Adviser’s proxy policies with respect to: the election of the board of directors; appointment of independent auditors; issues of corporate structure and shareholder rights; executive and director equity-based compensation; and corporate social and policy issues. Commerce has also established a Proxy Voting Committee to address any unusual or undefined voting issues that may arise during the year as well as conflicts of interest involving proxy voting.

In addition, Commerce has engaged Broadridge to obtain, vote and record proxies in accordance with the Adviser’s Proxy Voting Policy. The Adviser directs Broadridge how to vote the proxies through proxy guidelines. Broadridge will promptly notify the Adviser of any proxy issues that are not covered by the proxy guidelines. Commerce does not believe that conflicts of interests will generally arise in connection with its proxy voting policies. However, if any conflicts do arise, the Proxy Voting Committee may consider engaging an independent third party to vote the proxy or take other measures to mitigate the conflict.

The following is a brief summary of some of the more significant proxy guidelines provided to Broadridge by the Adviser on behalf of all the Funds:

Board of Directors

The Adviser will generally vote in support of management’s nominees for the board of directors; however, they may choose not to support management’s proposed board if circumstances warrant such consideration.

Changes to Capital Structure

The Adviser generally votes for management proposals to increase or decrease common stock. The Adviser will vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions of shares.

Corporate Governance

The Adviser votes for management proposals to: eliminate cumulative voting; limit the liability of the directors; and adopt a declassified board. The Adviser votes against management proposals to ratify or adopt shareholder rights plans (i.e., poison pills). The Adviser will vote: for management proposals to restore shareholders’ rights to call a special meeting; against management proposals to eliminate shareholders’ right to act by written consent; and against amendments to establish supermajority vote provisions to approve a merger or other business combination.

Equity Compensation Plans

The Adviser votes for well-crafted equity-based compensation plans that reward pay for performance and are both fair and competitive. The Adviser generally votes for management proposals to adopt stock incentive plans, including those for non-employee directors, and to adopt employee stock purchase plans. However, the Adviser votes against any stock incentive or awards plan (including increases to shares authorized to be issued under such plans) that results in dilution of more than 20% of the corporation’s outstanding common stock or that allow the repricing of options without shareholder approval. The Adviser will also generally vote against management proposals to accelerate the vesting of outstanding awards or that allow for grants of reloaded stock options.

Shareholder Proposals

The Adviser generally votes for shareholder proposals that seek to increase board independence, support majority voting to elect directors and eliminate or reduce supermajority charter or bylaw provisions. The Adviser will also generally vote for shareholder proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. The Adviser generally votes for the elimination of antitakeover devices such as poison pills and classified boards. The Adviser will vote against shareholder proposals to: request that the chairman of the board be chosen from the non-employee directors; and restrict executive officer or director compensation.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to the Funds’ portfolio securities is available (i) without charge, upon request, by calling 1-800-995-6365 or on the Funds’ website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

Information regarding how the Adviser voted proxies relating to portfolio securities held by The Commerce Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-995-6365 or on the Funds’ website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust, Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act and the Investment Advisers Act of 1940, as applicable, that permits their personnel who are subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

DESCRIPTION OF SHARES

Under the Funds’ Trust Instrument, the shares of beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

Each of the Funds currently offers one class of shares.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. All shares issued as described in the prospectus will be fully paid and non-assessable.

Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, a shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable. Under the Trust’s Bylaws and Declaration of Trust, the courts located in the state of Delaware will be the exclusive forum of choice for resolution of claims against the Trust, the Trustees or the officers of the Trust.

The Trustees shall also have full power and authority, without shareholder approval, to sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may, without shareholder approval, sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the by-laws of the Trust. A proxy may be given in writing, by telefax, or in any other manner provided for in the by-laws of the Trust.

Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds’ list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action that may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board.

When used in the prospectus or in this Statement of Additional Information, a “majority” of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or a Fund.

The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Statutory Trust Act shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Funds who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust by writing to The Commerce Funds, c/o Shareholder Services, P.O. Box 219525, Kansas City, MO 64121-9525 or by calling 1-800-995-6365 to obtain a form for providing written notice to the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. This discussion relates only to shareholders who are U.S. citizens or residents. There may be other tax considerations applicable to particular shareholders. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Statement of Additional Information are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Statement of Additional Information and relate only to shareholders who are U.S. citizens or residents. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal Taxes

Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareowners in accordance with certain timing requirements of the Code.

There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code generally requires, among other things, that (1) a Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and net income from qualified publicly traded partnerships (the “90% gross income test”); and (2) a Fund diversify its holdings so that, at the close of each quarter of each taxable year of the Fund, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareowners in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest, if any. The Funds intend to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. The Funds intend to make distributions sufficient to meet these requirements.

If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareowners will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

A Fund may make distributions of ordinary income, capital gains, or some combination of both. A Fund may also make distributions of returns of capital. Distributions that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares (but not below zero); any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”). A Fund may also make distributions of “qualified REIT dividends”. “Qualified REIT dividends” are ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that are treated as eligible for a 20% deduction by noncorporate taxpayers. A Fund may choose to report the special character of “qualified REIT dividends” provided both the Fund and the shareholder meet certain holding period requirements. Generally, Tax-Free Funds will make distributions of exempt-interest dividends and may also make distributions of capital gains.

Amounts reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. Any foreign withholding taxes could reduce the Fund’s distributions paid to you.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, transactions engaged in by the Fund which involve foreign currency, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareowners to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareowners as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund will make an election to recognize income annually during the period of its ownership of the shares, to the extent possible.

Except as provided below under “State and Local Taxes”, dividends and distributions from a Fund may be subject to state and local taxes.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward indefinitely to offset future capital gains to the extent permitted by the Code and applicable tax regulations, and retain their tax character as either short-term or long-term until used by the Fund. As of October 31, 2025, only the Funds listed below have the following capital loss carryforwards:

	Capital Loss Carryforwards
	Short-Term	Long-Term	Total
Bond Fund	$261,955	$21,549,377	$21,811,332
Short-Term Government Fund	$355,494	$7,402,293	$7,757,787
National Tax-Free Fund	$788,711	$8,180,233	$8,968,944
Missouri Tax-Free Fund	$2,052,974	$8,919,828	$10,972,802
Kansas Tax-Free Fund	$199,907	$5,092,409	$5,292,316

Federal Tax-Exempt Information

Distributions of The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund (“Tax-Free Funds”) will generally constitute tax-exempt income for shareowners for federal income tax purposes. However, it is possible, depending upon the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareowners as ordinary income or capital gains.

The Tax-Free Funds are required to report to shareholders and the IRS the amount of tax-exempt interest paid to shareholders. Shareowners of the Tax-Free Funds should note that taxpayers are required to report the receipt of tax-exempt interest and “exempt-interest dividends” on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. Tax-exempt interest and exempt-interest dividends (as defined below) derived from certain private activity bonds generally will constitute an item of tax preference for taxpayers in determining alternative minimum tax liability. Additionally, the receipt of tax-exempt interest will be taken into account to determine if any Social Security benefits received are subject to federal income tax.

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations. An exempt-interest dividend is a dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Funds and reported by the Tax-Free Funds as an exempt-interest dividend in written statements furnished to their shareowners. The aggregate amount of dividends so reported by the Tax-Free Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Free Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

An investment in a Tax-Free Fund is not intended to constitute a balanced investment program. Tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from the Funds’ dividends being tax-exempt. In addition, the Tax-Free Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareowners.

State and Local Taxes

State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. Kansas exempts interest on (i) obligations of the State of Kansas issued after 1987, (ii) obligations of any political subdivision of Kansas issued after 1987, (iii) certain obligations of the State of Kansas or of any political subdivision of Kansas issued before 1988, where the authorizing legislation provided an exemption for the income from them; (iv)

certain bonds for which interest thereon has been exempted by Kansas laws (i.e., obligations issued as Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, and Urban Renewal Bonds); and (iv) various specifically-named types of income from certain U.S. governmental obligations for which federal statutes provide an exemption from state income taxation (e.g., U.S. Treasury, FDIC, U.S. Postal Service, TVA, Production Credit Association, or the governments of Puerto Rico, the United States, the U.S. Virgin Islands, or Guam).

MANAGEMENT OF THE COMMERCE FUNDS

Trustees and Officers of the Trust

The Board is responsible for the management of the business and affairs of the Trust. The Trustees and officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a Trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.

Each officer holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date an officer dies, resigns or is removed by the Board in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Trustee Experience

The Board believes that each Trustee is qualified to serve as a Trustee of the Trust. The Board and Nominating Committee, which are responsible for nominating all Independent Trustees, consider various criteria from time to time with respect to Trustee candidates. In general, the Board and Nominating Committee seek to balance diverse experience, skills, attributes and other factors, all of which allow the Board to function efficiently and in the best interests of shareholders. Among other things, the Board and Nominating Committee consider a Trustee candidate’s education, professional training, standing in the community, public service, academic and professional positions, experience with other boards of public companies, non-profit work, evidence of leadership and similar attributes. The Board and Nominating Committee believe that diversity in backgrounds, gender, age, race, experiences, views, industries and management roles among Board members benefits the Trust. The Board and Nominating Committee consider these factors in evaluating Board composition, but have not adopted any specific policy in this regard. A Trustee candidate’s commitment to participation in Board and committee meetings is also important.

In addition, each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board, and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. Information about each Trustee’s specific experience, skills, attributes and qualifications, which were considered by the Board, are set forth below.

Independent Trustees.

Scott D. Monette. Mr. Monette is the Chief Executive Officer of Big Heart Wines LLC, a position he has held since 2013. He was previously the Chief Financial Officer of Ralcorp Holdings, Inc. from 2011 to 2013, and Corporate Vice President, Treasurer and Corporate Development Officer at Ralcorp from 2001 to 2011. Mr. Monette has served on the board of Vi-Jon, Inc. and Good for Schools, Inc. since 2020. He has served on the board of Spartan Light Metal Products, Inc. since 2014 and is a Certified Public Accountant and Chartered Financial Analyst. He has served as an Independent Trustee of the Trust since August 2017.

James G. Morris. Mr. Morris retired from KPMG LLP in September 2012 after having served as Partner-in-Charge of the financial services practice of the firm’s Kansas City office. Mr. Morris joined the KPMG in 1976 (when it was known as Peat Marwick Mitchell & Co.) as an auditor and was promoted to Partner in 1988. At KPMG, Mr. Morris served a wide range of financial services clients, including banks, thrifts, mortgage companies, investment advisors and real estate companies. He has served as a member of the board of Capitol Federal Financial Corporation, a bank holding company, since 2012. He has served as an Independent Trustee of the Trust since February 2023.

Erika Z. Schenk. Ms. Schenk is the General Counsel and Executive Vice President of Compliance at World Wide Technology, LLC, a position she has held since 2014. Before joining World Wide Technology, Ms. Schenk was Senior Counsel at The Boeing Company from 2011 to 2014. She has held numerous leadership positions during her more than 20 years practicing law, including serving as a partner at Bryan Cave LLP where she also served as co-leader of the Commercial Practice Team from 2005 until 2010, and then sole leader of that team until 2011. She has served on the board of Forest Park Forever since 2014, the Association of Corporate Counsel since 2017, the Missouri Historical Society since 2019 and Charter Plus from 2016 to 2019. Ms. Schenk has served as an Independent Trustee of the Trust since August 2017.

Interested Trustees.

J.-J. Landers Carnal. Mr. Carnal was the President of Commerce Investment Advisors, Inc. (“CIA”) from 2008 to 2023 and a member of its board of directors from 2001 to 2023. He has also served as Executive Vice-President of Commerce Trust Company (“CTC”) from 2000 to 2021 and as Senior Advisor to the CEO of CTC from 2021 to 2023. From 2001 until 2021, Mr. Carnal also served as Chief Investment Officer for both CIA and CTC and is a Chartered Financial Analyst (“CFA”). Prior to joining CTC, Mr. Carnal served as President and Chief Investment Officer of Boatmen’s Capital Management, Inc., a wholly owned subsidiary of Bank of America. Mr. Carnal has served as a trustee of the Trust since November 2021.

V. Raymond Stranghoener. Mr. Stranghoener was the Non-Executive Chairman and former CEO of CTC from 2018 to 2022. He served as the Chairman and CEO of CTC from 2016 to 2018, and prior to that served as the President and CEO from 1999 to 2016. He served as the Executive Vice President of Commerce Bancshares, Inc. (“Commerce Bancshares”) from 2018 to 2022. Before joining CTC, Mr. Stranghoener spent six years in the banking industry, where he was the head of Bank of America’s private bank in Missouri as well as Executive Vice President, General Counsel and Secretary for Boatmen’s Trust Company. Before entering the banking business, he spent 17 years at the law firm Bryan Cave LLP in St. Louis, where he served individual and business clients, particularly business owners, with specialties including private company practice, estate planning, tax and general corporate work. Mr. Stranghoener has served as a Trustee of the Trust since February 2018.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen	Other Directorships Held During Past 5 Years[3]

INDEPENDENT TRUSTEES
Scott D. Monette c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1961	Lead Independent Trustee	Since 2017	Chief Executive Officer, Big Heart Wines LLC, since 2013; Director, Spartan Light Metal Products, Inc., since 2014; Chief Financial Officer, from 2011 to 2013, Corporate Vice President, Treasurer and Corporate Development Officer, from 2001 to 2011, Ralcorp Holdings, Inc. (food manufacturing).	9	None

James G. Morris c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1953	Trustee	Since 2023	Retired. Former Partner of KPMG LLP, from 1988 until September 2012.	9	A member of the Board of Directors of Capitol Federal Financial Corporation (bank holding company) since 2012.

Erika Z. Schenk c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1972	Trustee	Since 2017	General Counsel and Executive Vice President of Compliance, World Wide Technology, LLC, (technology solutions and services) since 2014; Senior Counsel, The Boeing Company (aerospace manufacturing), from 2011 to 2014.	9	None

INTERESTED TRUSTEES

*J.-J. Landers Carnal c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1956	Chair of the Board	Since 2021	President of Commerce Investment Advisors, Inc. (CIA) from 2008 to 2023, CIA Chief Investment Officer from 2001 to 2021, Executive Vice-President of Commerce Trust Company (CTC) from 2000 to 2021, Senior Advisor to the CEO of CTC from 2021 to 2023, CTC Chief Investment Officer from 2001 to 2021.	9	A member of the CIA board of directors from 2001 to 2023.

**V. Raymond Stranghoener c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1951	Trustee	Since 2018	Executive Vice President of Commerce Bancshares from 2018 to 2022; Non-Executive Chairman from 2018 to 2022, Chairman and CEO from 2016 to 2018, President and CEO from 1999 to 2016, Commerce Trust Company.	9	None

[1]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date a Trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.

[2]	The “Fund Complex” consists of the Trust.
[3]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
*	Mr. Carnal is an interested person of the Trust because he owns shares of Commerce Bancshares.
**	Mr. Stranghoener is an interested person of the Trust because he owns shares of Commerce Bancshares.

OFFICERS

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

William R. Schuetter Commerce Investment Advisors, Inc. 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1960	President	Since 2008	President, Commerce Investment Advisors, Inc., since 2023; Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001; Director, Commerce Investment Advisors, Inc., since April 2008; Senior Vice President, Commerce Bank, since 2012; Vice President, Commerce Bank, from 1998 to 2012; President, The Commerce Funds, since May 2008.

Laura Spidle Commerce Investment Advisors, Inc. 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1969	Secretary, Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Since 2017	Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2017; Compliance Manager, 2004-2017, Investment Accounting Manager, Senior, 2003-2004, Investment Accounting Manager, 1999-2003, American Century Investments.

Jeffrey Bolin Commerce Investment Advisors, Inc. 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1967	Vice President and Assistant Treasurer	Since 2020	Vice President and Business Manager, The Commerce Funds, since November 2013; Vice President and Business Manager, Commerce Investment Advisors, Inc., since March 2012; Assistant Vice President and Business Manager, The Commerce Funds, from November 2008 to November 2013; Assistant Vice President and Business Manager, Commerce Investment Advisors, Inc., November 2008 to March 2012.

Allison Fracchiolla Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302 Year of Birth: 1983	Chief Accounting Officer and Treasurer	Since 2025	Vice President, Goldman Sachs January 2013 to present.

James Ndiaye Goldman Sachs & Co. LLC 200 West Street New York, New York 10028 Year of Birth: 1981	Assistant Secretary	Since February 2026	Vice President and Senior Legal Director, Goldman Sachs Asset Management, since September 2021, Executive Director and Assistant General Counsel, J.P. Morgan Asset Management, February 2014 to September 2021.

Ericka Sieger Goldman Sachs & Co. LLC 222 South Main Street Salt Lake City, UT 84101-2174 United States Year of Birth: 1991	Assistant Treasurer	Since 2021	Vice President, Goldman Sachs Asset Management, since May 2016.

Leadership Structure

The Board is currently composed of five Trustees, three of whom are Independent Trustees and two of whom are Interested Trustees. The Chairman of the Board, Mr. Carnal, is an Interested Trustee. The Chairman presides over Board meetings and works with the Lead Independent Trustee to set the Board’s agenda. He also interacts with management and counsel to the Independent Trustees and the Trust between meetings.

Mr. Monette serves as the Board’s Lead Independent Trustee. The Lead Independent Trustee performs a number of functions, including helping to set the agenda for the Board meetings, presiding over meetings of the Independent Trustees and advising the Chairman on the quality, quantity and timeliness of the flow of information from management that is necessary for the Independent Trustees to perform their duties effectively and responsibly.

Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business.

The Trustees believe that having Mr. Carnal serve as the Chairman brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Trustees believe that having Mr. Monette serve as the Lead Independent Trustee further protects the interests of shareholders.

The Trustees believe that frequent meetings of the Independent Trustees, including in executive session with independent counsel, help the Trustees manage conflicts of interest among Fund affiliates and provide for oversight of the Funds’ Service Providers. The Independent Trustees regularly hold meetings in executive session with themselves as well as third parties, such as the Trust’s auditors and chief compliance officer (“CCO”). The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

Board and Committee Meetings

During the fiscal year ended October 31, 2025, the Trustees met for four regularly-scheduled Board meetings.

The Board has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the three Independent Trustees (Messrs. Monette and Morris and Ms. Schenk). There was no formal meeting of the Nominating Committee during the fiscal year ended October 31, 2025. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be sent to David W. Grim, counsel to the Trust and Independent Trustees, at 2000 K Street NW, Suite 700, Washington, D.C. 20006.

The Audit Committee consists of the three Independent Trustees (Messrs. Monette and Morris and Ms. Schenk). Mr. Morris is the Chairman of the Audit Committee. Messrs. Monette and Morris serve as the audit committee financial experts. The purpose of the Audit Committee is, among other things, to oversee (i) the Funds’ accounting and financial reporting policies and practices; (ii) the independent accountants’ qualifications and independence; and (iii) the quality and objectivity of the Funds’ financial statements and independent audit thereof. The Committee also acts as a liaison between the Funds’ independent auditors and the Board. There were two formal meetings of the Audit Committee during the fiscal year ended October 31, 2025.

The Compensation Committee is responsible for reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the three Independent Trustees (Messrs. Monette and Morris and Ms. Schenk). There was one formal meeting of the Compensation Committee during the fiscal year ended October 31, 2025.

Risk Oversight

The Trust is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight is a part of the Board’s general oversight of the Trust and is addressed as part of every Board and certain committee meetings. Day-to-day risk management functions are the responsibilities of the Adviser and other Service Providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. The Adviser and other Service Providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. The Adviser and the Trust’s other Service Providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.

In addition to its general risk management oversight responsibilities, the Board also oversees the Funds’ liquidity risk management plan, as mandated by the Liquidity Rule.

The Audit Committee plays an important role in the Board’s risk oversight. Working with the Trust’s independent registered accountants, the Audit Committee ensures that the Trust’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Trust’s financial position and operations.

The Trust’s CCO also plays an important role in risk management. Currently, she reports to the Board at least quarterly regarding the following risk areas: investment, compliance, operations, valuation, liquidity, credit, cybersecurity, business continuity and other similar risks. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Trust during private meetings with the Independent Trustees and their counsel. The CCO updates the Board on the application of the Trust’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Trust to risk.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

*  *   *

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Trust has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons confirmed, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Ms. Fracchiolla holds similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Schuetter and Bolin and Ms. Spidle also serve as Senior Vice President and Chief Operating Officer; Vice President and Business Manager; and Vice President and Chief Compliance Officer, respectively, of the Adviser.

Each non-management Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her fees deferred. These deferred amounts shall be treated, at the Trust’s sole discretion, (1) as if they had been invested in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested that his or her deferred compensation be invested. Currently, investments made under the Plan are treated as if they had been invested in shares of one or more portfolios of The Commerce Funds. Thus, while investments made under the Plan are not actually invested in the Funds, Trustees will earn income on the deferred compensation as if they had been invested in the Funds and therefore the performance of their deferred compensation is linked to the performance of the Funds that they elect. Deferral of Trustees’ fees will not have a material effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by The Commerce Funds to the Trustees for services rendered during the fiscal year ended October 31, 2025:

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†
Interested Trustees
J.-J. LANDERS CARNAL, Trustee and Chairman	$0	$52,000	$52,000
V. RAYMOND STRANGHOENER, Trustee	$47,000	$0	$47,000
Independent Trustees
SCOTT D. MONETTE, Trustee	$0	$53,000	$53,000
JAMES G. MORRIS, Trustee	$53,000	$0	$53,000
ERIKA Z. SCHENK, Trustee	$49,000	$0	$49,000

†	Fund Complex means the Trust.

The total aggregate amount held in the Trustees’ Deferred Compensation Plan Accounts as of December 31, 2025 was $834,976.38. The Deferred Compensation Plan treats amounts invested by the Trustees as invested in Fund shares.

The Trustees beneficially owned shares of the Funds as of December 31, 2025 as indicated in the following table:

Name of Trustee	Dollar Range of Equity Securities in the Funds***	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*

Independent Trustees

Scott D. Monette	The Growth Fund: Over $100,000 The Value Fund: Over $100,000	Over $100,000

James G. Morris	The MidCap Growth Fund: $50,001-$100,000	$50,001-$100,000

Erika Z. Schenk	The Growth Fund: $10,001-$50,000 The MidCap Growth Fund: $10,001-$50,000 The Value Fund: $10,001-$50,000	$50,001-$100,000

Interested Trustees

J.-J. Landers Carnal*

The Short-Term Government Fund:

$10,001-$50,000

The Bond Fund:

$10,001-$50,000

The Growth Fund:

$50,001-$100,000

The MidCap Growth Fund:

$50,001-$100,000

The Value Fund:

Over $100,000

The MidCap Value Fund:

$50,001-$100,000

The Missouri Tax-Free Intermediate Bond Fund:

Over $100,000

Over $100,000

V. Raymond Stranghoener	The Bond Fund: Over $100,000 The Growth Fund: Over $100,000 The MidCap Growth Fund: Over $100,000 The Value Fund: $50,001-$100,000 The Missouri Tax-Free Intermediate Bond Fund: Over $100,000	Over $100,000

*

Includes amounts that correspond to a hypothetical investment in the shares of one or more Funds pursuant to The Commerce Funds and Commerce Bank Deferred Compensation Plans. The Deferred Compensation Plans treat amounts invested by the Trustees as if they had been invested in Fund shares, though the Trustee does not directly own shares of such Fund.

Based on information provided by the Trustees, as of December 31, 2025, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

As of February 1, 2026, the Trustees and officers of The Commerce Funds as a group held less than 1% of the Funds.

Investment Adviser

The Funds are advised by Commerce, a direct subsidiary of Commerce Bank, and an indirect subsidiary of Commerce Bancshares, a registered multi-bank holding company. Commerce (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

In the Advisory Agreement with the Trust, the Adviser has agreed to manage each Fund’s investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund’s securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Adviser is entitled to receive a fee calculated as a percentage of the Funds’ average daily net assets. The Adviser is entitled to receive a contractual advisory fee calculated as a percentage of the average daily net assets of the following Funds as set forth in the table below:

	Contractual Advisory Fees
Fund	First $100 Million	Next $100 Million	In Excess of $200 Million
The Short-Term Government Fund, The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund, and
The Kansas Tax-Free Intermediate Bond Fund	0.50%	0.35%	0.25%

Fund	First $400 Million	Next $300 Million	In Excess of $700 Million
The Bond Fund	0.50%	0.35%	0.25%

Fund	First $200 Million	In Excess of $200 Million
The MidCap Growth Fund	0.50%	0.40%
The MidCap Value Fund	0.40%	0.30%

The contractual advisory fees for The Growth Fund and The Value Fund are 0.40% and 0.30% of the Funds’ average daily net assets, respectively.

For the fiscal years ended October 31, 2025, 2024, and 2023, The Commerce Funds paid the Adviser fees for advisory services as shown below.

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
The Short-Term Government Fund	$151,712	$154,796	$195,764
The Bond Fund	$4,328,622	$4,156,458	$3,917,525
The Value Fund	$766,647	$808,528	$848,903
The MidCap Value Fund*	$153,805	$137,379	—
The Growth Fund	$963,880	$937,930	$783,255
The MidCap Growth Fund	$998,897	$1,057,032	$1,077,283
The National Tax-Free Intermediate Bond Fund	$1,233,603	$1,278,487	$1,295,611
The Missouri Tax-Free Intermediate Bond Fund	$927,706	$966,333	$1,051,211
The Kansas Tax-Free Intermediate Bond Fund	$542,431	$578,316	$647,388

*	Commenced operations on November 13, 2023.

In addition, for the fiscal years ended October 31, 2025, 2024, and 2023, the Adviser agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
The MidCap Value Fund*	$152,932	$279,668	—
The Short-Term Government Fund	$187,927	$167,964	$164,323
The Missouri Tax-Free Intermediate Bond Fund	—	$8,943	—
The Kansas Tax-Free Intermediate Bond Fund	$148,814	$163,327	$98,563

*	Commenced operations on November 13, 2023.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the investment of the Funds’ assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the Office of the Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

The Adviser will not accept the Funds’ shares as collateral for a loan that is for the purpose of purchasing The Commerce Funds’ shares, and will not make loans to the Funds. Inadvertent overdrafts of the Funds’ account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to the Funds by the Adviser.

The Adviser’s own investment portfolio may include bank certificates of deposit, bankers’ acceptances, corporate debt obligations and other securities, any of which may also be purchased separately by the Funds. Joint purchase of investments for the Funds and for the Adviser’s own investment portfolio will not be made. The commercial banking department of Commerce Trust Company, an affiliate of the Adviser, may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Funds, including outstanding loans to such issuers that may be repaid in whole or in part with the proceeds of securities purchased by the Funds.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

PORTFOLIO MANAGERS

The following sets forth the portfolio managers for each of the Funds:

Fund	Portfolio Manager(s)

The Growth Fund	Joseph C. Williams, III, CFA; Nong Lin, Ph.D., CFA; Donald McArthur IV, CFA

The MidCap Growth Fund	Joseph C. Williams, III, CFA; Nong Lin, Ph.D., CFA; Donald McArthur IV, CFA

The MidCap Value Fund	Joseph C. Williams, III, CFA; Nong Lin, Ph.D., CFA; Donald McArthur IV, CFA

The Value Fund	Joseph C. Williams III, CFA; Nong Lin, Ph.D., CFA; Donald McArthur IV, CFA

Fund	Portfolio Manager(s)

The Bond Fund	Scott M. Colbert, CFA; Brent L. Schowe, CFA

The Short-Term Government Fund	Scott M. Colbert, CFA; Brent L. Schowe, CFA

The National Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA

The Missouri Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA
The Kansas Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA

Wm. Michael Cody, CFA, is the Head Trader for The Bond Fund and The Short-Term Government Fund.

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Commerce Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Joseph C. Williams, III was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	4	$719	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	256	$3,046	0	$0

The table below discloses accounts within each type of category listed below for which Donald McArthur IV, CFA was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	4	$719	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Scott M. Colbert was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	2	$1,278	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	62	$2,889	0	$0

The table below discloses accounts within each type of category listed below for which Brian Musielak was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	3	$711	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	65	$1,397	0	$0

The table below discloses accounts within each type of category listed below for which Nong Lin was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	4	$719	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Brent L. Schowe was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year October 31, 2025.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	5	$1,989	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Adviser’s Material Conflicts of Interest

Potential Conflicts Relating to the Allocation of Investment Opportunities among the Funds and Other Accounts. The Adviser and its affiliates currently manage or advise, or may in the future manage or advise, accounts or funds, including accounts or funds that may provide greater fees or other compensation to the Adviser and its affiliates (collectively, the “Other Commerce Accounts”), that have investment objectives and strategies that are similar to those of the Funds. The advice to those Other Commerce Accounts may compete or conflict with the advice given to the Funds, or may involve a different timing or nature of action taken than with respect to the Funds. For example, the Funds may compete with Other Commerce Accounts for investment opportunities.

Other Commerce Accounts may wish to invest in securities or other instruments in which a Fund invests or that would be an appropriate investment for a Fund. In determining the allocation of such opportunities among the Funds and Other Commerce Accounts, a number of factors may be considered by the Adviser or its affiliates that may include, without limitation, the relative sizes of the applicable accounts and their expected future sizes, the nature of the investment opportunities, and the investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment of the Funds and such Other Commerce Accounts.

Allocation of investment opportunities among the Funds and Other Commerce Accounts will be made by the Adviser and its affiliates in a manner that it considers, in its sole discretion, to be reasonable and equitable over time. Allocation among accounts in any particular circumstance may be more or less advantageous to any one account. The Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Other Commerce Accounts, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than are appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of Other Commerce Accounts. Although allocating investment opportunities among the Funds and Other Commerce Accounts may create potential conflicts of interest because the Adviser may receive greater fees or compensation from such Other Commerce Accounts, the Adviser and its affiliates will not make allocation decisions based on such interests or such greater fees or compensation.

Potential Conflicts Relating to Adviser’s and Affiliate’s Activities On Behalf of Other Accounts. The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser or its affiliates for Other Commerce Accounts. The Adviser and its affiliates may give advice, and take action, with respect to any current or future Other Commerce Account or proprietary or other account that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

Transactions undertaken by Other Commerce Accounts may adversely impact the Funds. For example, one or more Other Commerce Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Other Commerce Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security that the Fund holds.

In addition, transactions in investments by one or more Other Commerce Accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly in, but not limited to, less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for Other Commerce Accounts managed by personnel of the Adviser or its affiliates that manages such Fund, which could impact the timing and manner in which the portfolio decisions for the Fund and Other Commerce Accounts are implemented. When Other Commerce Accounts implement a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Adviser or its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Other Commerce Accounts as well as the Funds, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

The directors, officers and employees of the Adviser may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and the Adviser and Distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act and, in the case of the Adviser, in compliance with the Investment Advisers Act of 1940. The Codes of Ethics restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies may also be obtained by electronic request to publicinfo@sec.gov.

Potential Conflicts That May Arise When the Adviser Acts in a Capacity Other Than Investment Adviser to the Funds. Subject to applicable law, the Funds may engage in transactions with accounts that are affiliated with the Funds because they are advised by Commerce or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and another client of the Adviser to sell, or the Fund to sell and another client of Commerce to purchase, the same security or instrument on the same day. Subject to applicable law, the Funds may also enter into cross transactions in which Commerce acts on behalf of a Fund and an affiliate acts for the other party to the transaction. Commerce and its affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, Commerce, its affiliates and their personnel may receive compensation or other payments from the other party to the transaction.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting. Purchases and sales of securities for a Fund may be bunched or aggregated with orders for Other Commerce Accounts. The Adviser, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating would be inconsistent with its investment management duties or with client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Fund will be charged or credited with the average price. Thus, the effect of aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Adviser receives research products and services in connection with the brokerage services that brokers may provide to a Fund or one or more Other Commerce Accounts. Research or other services that are paid for through the Funds’ commissions may be used to manage and benefit other accounts of the Adviser.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions it makes on behalf of the Funds, and to help ensure that such decisions are made in accordance with the Adviser’s fiduciary obligations to the Funds. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Adviser may have the effect of favoring the interests of other clients or businesses of the Adviser and/or its affiliates. For a more detailed discussion of these policies and procedures, see the section of this Statement of Additional Information entitled “Proxy Voting.”

Portfolio Manager Compensation Structure

Adviser. Commerce’s compensation program for its portfolio managers is designed to be competitive with the marketplace and effective in attracting and retaining qualified personnel to manage the Funds’ assets. Commerce’s compensation structure consists of a fixed base salary plus a variable annual cash bonus. Certain senior portfolio managers are also eligible to receive incentive compensation in the form of options to purchase shares of Commerce Bancshares, Commerce’s parent company. The fixed salary is based on the portfolio manager’s job grade and level of responsibility within the Adviser and its affiliate, Commerce Trust Company. The fixed salary is not sensitive to investment performance.

The bonus structure varies somewhat by portfolio manager but generally is based on four primary components: the financial performance of Commerce’s parent company, Commerce Bancshares; the portfolio manager’s investment performance over the one-, three- and five-year periods on the accounts managed; amount of business attributable to the individual based on current revenue/amount of new business revenue generated by the individual; and/or the financial performance of the individual’s department rather than overall profitability of Commerce Trust Company. For purposes of the investment performance factor, each portfolio manager’s performance is measured against the applicable Lipper peer groups on a one-, three- and five-year, pre-tax basis. Incentive compensation (i.e., stock options) is based on the financial performance of Commerce Bancshares and on the individual’s level of responsibility.

Most portfolio managers are also eligible to receive a financial incentive for referrals or assists in obtaining new business. No material differences exist between the compensation structure for mutual fund accounts and other types of accounts managed by the portfolio managers.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended October 31, 2025, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Portfolio (none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Dollar ($) Range of Fund Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

Joseph Williams, III, CFA	The Growth Fund ($500,001 - $1,000,000) The MidCap Growth Fund (over $1,000,000) The MidCap Value Fund (None) The Value Fund ($100,001 - $500,000)

Scott M. Colbert, CFA	The Bond Fund (over $1,000,000) The Short-Term Government Fund (None)

Brian Musielak, CFA	The National Tax-Free Intermediate Bond Fund (None) The Missouri Tax-Free Intermediate Bond Fund (None) The Kansas Tax-Free Intermediate Bond Fund (None)

Donald McArthur IV, CFA	The Growth Fund (None) The MidCap Growth Fund (None) The MidCap Value Fund (None) The Value Fund (None)

Brent L. Schowe, CFA

The Bond Fund (None)

The Short-Term Government Fund (None)

The National Tax-Free Intermediate Bond Fund (None)

The Missouri Tax-Free Intermediate Bond Fund ($100,001 - $500,000)

The Kansas Tax-Free Intermediate Bond Fund (None)

Nong Lin, Ph.D., CFA	The Growth Fund ($10,001 - $50,000) The Value Fund ($10,001 - $50,000) The MidCap Value Fund (None) The MidCap Growth Fund ($10,001 - $50,000)

CUSTODIAN, TRANSFER AGENT, ENHANCED ACCOUNTING SERVICES

State Street Bank and Trust Company (“State Street”) serves as Custodian of each Fund’s assets pursuant to a Custodian contract, as amended, with the Trust under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) make periodic reports to the Board concerning each Fund’s operations; (v) provide various accounting services to the Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of each Fund’s assets held by eligible foreign sub-custodians. At the direction of the Funds, the Custodian is authorized to select one or more banks or trust companies to serve as a sub-custodian on behalf of the Funds. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

As compensation for custodial services provided, The Commerce Funds pay the Custodian fees of 1/100th of 1% of a Fund’s average monthly net assets up to $1 billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) serves as the Funds’ Transfer Agent and dividend disbursing agent. SS&C is located at 2000 Crown Colony Drive, Quincy, MA 02169. Under the Transfer Agency and Service Agreement, as amended, SS&C will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund that are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

State Street also provides certain enhanced accounting and administrative services to the Funds pursuant to an Amended and Restated Enhanced Accounting and Administrative Services Agreement, as further amended. These services include, among other things, certain financial reporting, daily compliance and treasury services.

CO-ADMINISTRATORS

GSAM and Commerce are Co-Administrators for the Funds pursuant to a Co-Administration Agreement dated as of November 19, 2013, as amended. GSAM is located at 200 West Street, New York, New York 10282. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co. LLC, the Distributor of the Funds. Under the Co-Administration Agreement with The Commerce Funds and subject to the general supervision of the Board, GSAM and Commerce provide supervision of all aspects of The Commerce Funds’ non-investment advisory operations and perform various administrative services. The services GSAM provides the Funds include among others: (1) serving as the Trust’s Treasurer, Chief Accounting Officer, Assistant Secretary and Assistant Treasurer; (2) oversight and coordination of the calculation and payment of 24f-2 fees; (3) coordinating XBRL, 24f-2, N-PX and other regulatory filings; (4) review of N-1A financial and performance information; (5) audit coordination; (6) reviewing, certifying and coordinating regulatory filings, including the annual and semi-annual shareholder reports, financial statements, Form N-PORT, Form N-CEN, Form N-CSR and Form N-1A; (7) participating in and coordinating certifications required by the Sarbanes-Oxley Act of 2002; (8) reviewing and maintaining the Funds’ disclosure controls and procedures; (9) performing vendor oversight of certain of the Funds’ Service Providers’ policies and procedures in conjunction with the CCO and Commerce and providing vendor assessment score cards; (10) attending Board meetings and presenting financial reports; (11) participating in Audit Committee meetings; (12) providing representation at SEC examinations, if necessary; (13) in conjunction with Commerce, overseeing the Funds’ expense budgeting process; (14) reviewing expense cap monitoring and reimbursements; (15) monitoring and reviewing Trustee Deferred Compensation; and (16) monitoring Blue Sky registrations.

The services Commerce provides the Funds include among others: (1) serving as the Trust’s President, Chief Compliance Officer, Anti-Money Laundering Officer, Secretary and Assistant Treasurer; (2) providing review and oversight of the annual and semi-annual reports, financial statements, Form N-PORT, Form N-CEN and Form N-CSR; (3) preparing and reviewing N-PX filings; (4) coordinating and reviewing XBRL filings; (5) reviewing N-1A financial and performance information; (6) reviewing the Funds’ prospectus and statement of additional information and other regulatory filings; (7) audit coordination; (8) maintaining the Funds’ Liquidity Risk Management Program; (9) updating the Funds’ investment information and risks; (10) monitoring the Funds’ Service Providers’ compliance programs and reports to the Board; (11) coordinating fair value and matrix pricing; (12) coordinating and assisting in developing responses to regulatory inquiries; (13) monitoring purchases and redemptions for market timing, late trading and unusual activity and reporting to the Board; (14) monitoring all 1940 Act compliance testing and programs; (15) performing vendor oversight of certain Service Providers’ policies and procedures in conjunction with the CCO and GSAM; (16) participating in and coordinating certifications required under the Sarbanes-Oxley Act of 2002; (17) developing, publishing and coordinating Board agendas and materials; (18) providing venue and logistics for Board meetings; (19) coordinating communications and consulting with Trustees as appropriate; (20) calculating and validating service fees for third party record keepers; (21) distributing income rates and prices to vendors and servicing entities; (22) completing invoice reviews for Funds’ expenses; (23) coordinating the Investment Company Institute relationship; (24) coordinating mailing of tax information to shareholders; (25) coordinating and reviewing investment performance updates, including commentary and publication of monthly and quarterly sheets and annual reports; (26) liaising between the Trust’s Transfer Agent and the Trust’s administrators, including assistance with account set-up, client communications and meetings; (27) maintaining the Funds’ website and updating it for compliance with applicable regulatory requirements; (28) evaluating Service Providers and coordinating RFP reviews; (29) negotiating the Funds’ insurance policies and monitoring the Funds’ insurance coverage; (30) providing daily net asset value oversight; (31) liaising between the Funds’ auditor and the Audit Committee; (32) in conjunction with GSAM, overseeing the Funds’ expense budgeting process, including the procedures and authorizations under which the Funds’ vendor makes payments; (33) in conjunction with GSAM, reviewing expense cap monitoring and reimbursements; and (34) in conjunction with GSAM, monitoring and reviewing Trustee Deferred Compensation.

Pursuant to an Amended and Restated Schedule D, dated February 20, 2020 to the Co-Administration Agreement, as amended, The Commerce Funds pay an aggregate administrative fee payable on the last day of each month at the annual rate of 0.1375 of 1% of each Fund’s average daily net assets, allocated as follows: (1) for each Fund, GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.0175 of 1% of each Fund’s average daily net assets; and (2) for each Fund, Commerce is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.12 of 1% of each Fund’s average daily net assets. For the fiscal years ended October 31, 2025, 2024, and 2023, the fees paid by the Funds for administration services to GSAM were as shown below.

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
The Short-Term Government Fund	$5,310	$5,418	$6,852
The Bond Fund	$212,004	$199,952	$183,227
The Value Fund	$44,721	$47,165	$49,519
The MidCap Value Fund*	$6,729	$6,010	N/A
The Growth Fund	$42,170	$41,035	$34,267
The MidCap Growth Fund	$35,130	$37,495	$38,381
The National Tax-Free Intermediate Bond Fund	$61,852	$64,994	$66,193
The Missouri Tax-Free Intermediate Bond Fund	$40,439	$43,143	$49,085
The Kansas Tax-Free Intermediate Bond Fund	$19,622	$21,416	$24,869

*	Commenced operations on November 13, 2023.

For the fiscal years ended October 31, 2025, 2024 and 2023, the fees paid by the Funds to Commerce for co-administration services were as shown below.

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
The Short-Term Government Fund	$36,411	$37,151	$46,983
The Bond Fund	$1,453,738	$1,371,100	$1,256,411
The Value Fund	$306,659	$323,411	$339,562
The MidCap Value Fund*	$46,141	$41,214	N/A
The Growth Fund	$289,164	$281,379	$234,977
The MidCap Growth Fund	$240,889	$257,111	$263,185
The National Tax-Free Intermediate Bond Fund	$424,130	$445,674	$453,893
The Missouri Tax-Free Intermediate Bond Fund	$277,300	$295,840	$336,581
The Kansas Tax-Free Intermediate Bond Fund	$134,548	$146,851	$170,533

*	Commenced operations on November 13, 2023.

DISTRIBUTOR

The Commerce Funds’ shares are offered on a continuous basis through Goldman, Sachs & Co. LLC (“Goldman”), which acts as Distributor under the Distribution Agreement with The Commerce Funds. Under the Agreement Goldman is authorized to sell shares on behalf of the Trust and is obligated to use its best efforts to obtain unconditional orders for authorized shares. Goldman is located at 200 West Street, New York, New York 10282.

THE SHAREHOLDER ADMINISTRATIVE SERVICES PLAN

The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Adviser’s affiliates, pursuant to the Shareholder Administrative Services Plan (the “Services Plan”). Effective November 17, 2015, any new Servicing Agreements entered into by the Funds will provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of shares of the Funds in consideration for a Fund’s payment of up to 0.15% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. Prior to November 17, 2015, the cap was 0.25% (on an annualized basis) of the average daily net asset value of shares of the Fund beneficially owned by such customer and held by the Service Organization. Certain intermediaries that entered into agreements before November 17, 2015 receive up to 0.25% of the average daily net asset value of shares of certain Funds based on Commerce’s determination, and the Board’s approval, that the value of services provided by these intermediaries merits the fees paid to them. At the Trust’s option, it may reimburse the Service Organizations’ out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Trust. Payments to Service Organizations vary depending on the level of services. Amounts paid to Service Organizations for distribution-related services may not be paid under the Services Plan or out of Fund assets. Payment for such services will be paid by the Adviser out of its own resources. For the fiscal years ended October 31, 2025, 2024, and 2023, the fees paid by the Funds for shareholder services were as shown below.

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
The Short-Term Government Fund	$8,642	$13,935	$24,639
The Bond Fund	$562,857	$488,209	$456,659
The Value Fund	$230,938	$259,394	$333,255
The MidCap Value Fund*	$374	$35	$—
The Growth Fund	$79,312	$70,655	$39,269
The MidCap Growth Fund	$80,895	$83,797	$66,593
The National Tax-Free Intermediate Bond Fund	$17,499	$15,074	$37,461
The Missouri Tax-Free Intermediate Bond Fund	$25,828	$27,111	$70,552
The Kansas Tax-Free Intermediate Bond Fund	$11,229	$15,744	$35,540

*	Commenced operations on November 13, 2023.

As of December 31, 2025, the Funds had agreed to pay Service Plan payments to the following Service Organizations:

Ascensus

Charles Schwab

Empower

Fidelity Investments

JP Morgan

LPL Financial

MSCS Financial Services

Merrill Lynch

Mid-Atlantic Capital Corporation

Morgan Stanley

National Financial Services, LLC

Pershing

Raymond James

SEI Trust Company

UBS

US Bank

Vanguard

The Services Plan is subject to annual reapproval by a majority of the Board, including a majority of the Independent Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund involved. Any agreement entered into pursuant to the Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by vote of the holders of a majority of the outstanding shares of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

The Board has concluded that there is a reasonable likelihood that the Services Plan will benefit the Funds and their shareowners.

BROKERAGE TRANSACTIONS AND COMMISSIONS

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of Commerce transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges, which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.

Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser, subject to the prior approval of the Board, to cause the Funds to pay a broker-dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries and analyses of groups of stocks or bonds and their comparative earnings and yields, broad analyses of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities. While the Board has authorized the Adviser to cause a Fund to pay a higher commission for brokerage and research services than might otherwise be charged, it is currently the Adviser’s policy not to pay a higher commission for these services.

Research information received in connection with the Fund’s portfolio brokerage is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board reviews the commissions paid by the Funds on a quarterly basis to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. The Board also reviews each research and brokerage service received by the Adviser on a quarterly basis and receives certification from the Adviser and chief compliance officer with respect to the services’ compliance with Section 28(e) of the Securities and Exchange Act of 1934. The Board also reviews reporting on the Adviser’s best execution testing at least annually. It is possible that certain research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. On occasion, a broker-dealer might furnish the Adviser with a service that has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component that assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or the Adviser’s other managed accounts, and the portion or specific component that provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

From time-to-time, Commerce may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Funds (“selling brokers”) pursuant to policies adopted by the Board. These policies prohibit the Funds from compensating a broker or dealer for any promotion or sale of Fund shares by directing to the selling brokers a Fund’s portfolio transactions. The prohibition also applies to indirectly compensating selling brokers through participation in “step out” or any other type of arrangement under which a portion of a Fund’s commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Fund. This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

During the fiscal year ended October 31, 2025, the brokers shown below effected brokerage transactions on behalf of select Funds and provided research services, including proprietary research, in connection with such brokerage transactions.

Fund	Amount of Transaction	Amount of Commission Paid	Broker-Dealer
The Growth Fund	$84,095,823	$16,911	Barclays Capital Inc.
	$31,947,618	$4,887	Evercore Group L.L.C.
	$6,601,918	$1,884	J.P. Morgan Securities LLC
	$17,196,875	$3,576	Renaissance Macro Securities, LLC
	$1,309,350	$154	TD Securities
	$45,750,621	$12,003	UBS Securities LLC
	$4,343,159	$1,140	Wells Fargo Securities, LLC
The MidCap Growth Fund	$118,083,620	$28,764	Barclays Capital Inc.
	$41,199,480	$9,471	Evercore Group L.L.C.
	$32,183,757	$11,832	J.P. Morgan Securities LLC
	$14,605,294	$5,571	Renaissance Macro Securities, LLC
	$565,948	$221	TD Securities
	$115,294,208	$28,357	UBS Securities LLC
	$9,018,033	$5,861	Wells Fargo Securities, LLC
The Value Fund	$131,775,049	$28,282	Barclays Capital Inc.
	$101,086,812	$24,753	Evercore Group L.L.C.
	$1,684,754	$425	J.P. Morgan Securities LLC
	$19,391,000	$4,587	Renaissance Macro Securities, LLC
	$47,848,674	$21,310	UBS Securities LLC
The MidCap Value Fund	$9,400,772	$3,588	Barclays Capital Inc.
	$11,297,891	$6,734	Evercore Group L.L.C.
	$1,815,299	$1,600	J.P. Morgan Securities LLC
	$845,928	$308	Renaissance Macro Securities, LLC
	$20,492,898	$8,414	UBS Securities LLC
The Bond Fund	$50,000	$2,000	Evercore Group L.L.C

A Fund’s portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Goldman or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. Goldman has obtained an exemptive order (the “Exemptive Order”) from the SEC that permits it to enter into principal transactions with the Funds, subject to certain conditions. The Board has authorized the Adviser to allocate purchase and sale orders for portfolio securities to broker-dealers and other financial institutions including, in the case of agency transactions, institutions that are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, Goldman, or any affiliated person thereof is a member, except to the extent permitted by the SEC. The Exemptive Order also permits the Funds to purchase securities during the existence of an underwriting or selling group relating thereto of which Goldman and any of its affiliates are members.

Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the prospectus) and allocated as to amount in a manner that the Adviser believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Commerce Funds are required to identify any securities of their “regular brokers or dealers” acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 2025, the following Funds held securities of their regular broker-dealers as shown below.

Fund	Broker-Dealer	Aggregate Amount of Securities Held
Bond Fund	JP Morgan Chase	$8,792,162
	Wells Fargo	$7,878,431
	Truist Financial	$7,434,832
	Citigroup	$5,929,595
	BofA Securities	$6,413,635
	UBS Group	$2,482,466
	HSBC	$3,477,939
	KeyBank	$2,984,465
	Morgan Stanley	$2,592,758
	US Bancorp	$10,527,721
Short-Term Government	Morgan Stanley	$22,128
	BofA Securities	$32,844
Value Fund	JPMorgan Securities	$6,617,522

For the fiscal years ended October 31, 2025, 2024, and 2023, The Growth Fund, The MidCap Growth Fund, The Value Fund, The MidCap Value Fund and The Bond Fund paid brokerage commissions as shown below.

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Because of Research Services Provided
Fiscal year ended October 31, 2025
The Growth Fund	$40,555	N/A	$191,245,364	N/A
The MidCap Growth Fund	$90,076	N/A	$330,950,340	N/A
The Value Fund	$79,358	N/A	$301,786,288	N/A
The MidCap Value Fund	$20,643	N/A	$43,852,788	N/A
The Bond Fund	$2,000	N/A	$50,000	N/A
Fiscal year ended October 31, 2024
The Growth Fund	$42,176	N/A	$183,137,105	N/A
The MidCap Growth Fund	$113,218	N/A	$296,244,695	N/A
The Value Fund	$113,163	N/A	$274,300,200	N/A
The MidCap Value Fund*	$36,786	N/A	$67,636,283	N/A
The Bond Fund	N/A	N/A	N/A	N/A
Fiscal year ended October 31, 2023
The Growth Fund	$42,341	N/A	$167,067,711	N/A
The MidCap Growth Fund	$77,590	N/A	$242,326,937	N/A
The Value Fund	$115,390	N/A	$296,438,703	N/A
The Bond Fund	N/A	N/A	N/A	N/A

*	Commenced operations on November 13, 2023.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, serves as the Trust’s independent registered public accounting firm.

COUNSEL

Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C., is counsel to The Commerce Funds and the Independent Trustees.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

Yield Calculations

A Fund’s yield is calculated by dividing its net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Yield = 2 [(a-b + 1)6 – 1]

 cd

Where:   a =   dividends and interest earned during the period.

b =	expenses accrued for the period (net of reimbursements).

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =	maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the maximum offering price per share (variable “d” in the formula). Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount.

A tax-exempt Fund’s “tax-equivalent” yield is computed as follows: (a) by dividing the portion of the Fund’s yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Total Return Calculations

Each Fund computes its “average annual total return” by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P (1 + T) n = ERV

Where:	P	=	hypothetical initial payment of $1,000.

	T	=	average annual total return.

	n	=	number of years.

	ERV	=	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

The Funds compute their “aggregate total return” by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

T = (ERV - 1

     P)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund’s mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable “P” in the formula). The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees are included, performance of the Funds would have been lower.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the prospectus.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income tax due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements, sales literature, communications to shareowners and other materials (“Literature”). “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Funds may also from time to time include in Literature total return figures in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by such companies as Lipper, Inc. or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and U.S. Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, U.S. Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.

MISCELLANEOUS

As of January 31, 2026, the Adviser or its affiliates held of record the percentage ownership of each fund as fiduciary or agent on behalf of its customers as follows:

Fund	Percentage Ownership
The Bond Fund	67.94%
The National Tax-Free Intermediate Bond Fund	93.28%
The Kansas Tax-Free Intermediate Bond Fund	93.92%
The Missouri Tax-Free Intermediate Bond Fund	88.63%
The Short-Term Government Fund	89.64%
The Growth Fund	65.58%
The MidCap Growth Fund	68.08%
The MidCap Value Fund	99.30%
The Value Fund	58.68%

As of January 31, 2026, the name, address and percentage ownership of the entities or persons who held of record or beneficially more than 5% of the outstanding shares of The Commerce Funds were as follows:

Registration Name	Percent Ownership

The Bond Fund
Mori & Co.	66.68%
Mutual Funds
P.O. Box 413617
Kansas City, MO

Charles Schwab & Co. Inc.	10.22%
Special Custody A/C FBO Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905

Local No. 1 IBEW	6.38%
Pension Benefit Trust
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

The National Tax-Free Intermediate Bond Fund
Mori & Co.	93.00%
Mutual Funds
P.O. Box 413617
Kansas City, MO

The Kansas Tax-Free Intermediate Bond Fund
Mori & Co.	93.92%
Mutual Funds
P.O. Box 413617
Kansas City, MO

The Missouri Tax-Free Intermediate Bond Fund
Mori & Co.	88.28%
Mutual Funds
P.O. Box 413617
Kansas City, MO

The Short-Term Government Fund
Hoco & Co.	50.69%
Mutual Funds
P.O. Box 413617
Kansas City, MO

Mori & Co.	38.95%
Mutual Funds
P.O. Box 413617
Kansas City, MO

Coxhealth Risk Solutions	35.55%
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

Missouri Laborers Cooperation & Education Trust	13.01%
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

Construction Laborers & Contractor	12.04%
Training Fund of Eastern Missouri
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

Missouri & Kansas Laborers District Council	8.87%
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

Charles Schwab & Co. Inc.	7.97%
Special Custody A/C FBO Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905

Illinois Central College Management Agency	5.42%
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

The Growth Fund
Mori & Co.	60.74%
Mutual Funds
P.O. Box 413617
Kansas City, MO

Charles Schwab & Co. Inc.	10.64%
Special Custody A/C FBO Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905

The MidCap Growth Fund
Mori & Co.	65.78%
Mutual Funds
P.O. Box 413617
Kansas City, MO

Charles Schwab & Co. Inc.	14.72%
Special Custody A/C FBO Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905

LPL Financial, LLC	7.78%
4707 Executive Dr.
San Diego, CA 92121-3091

The MidCap Value Fund
Mori & Co.	99.30%
Mutual Funds
P.O. Box 413617
Kansas City, MO

Andrew C Taylor Trust	65.67%
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

Saint Francis Medical Center	15.88%
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

Missouri Scholarship & Loan Foundation	5.27%
c/o Commerce Bank
Mutual Funds
P.O. Box 413617
Kansas City, MO

The Value Fund
Mori & Co.	57.00%
Mutual Funds
P.O. Box 413617
Kansas City, MO

Charles Schwab & Co. Inc.	16.56%
Special Custody A/C FBO Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “Control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of shareowners of the Fund.

As used in the Statement of Additional Information and in the Prospectus of the same date, “assets belonging to a particular series of a Fund” means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund that are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

FINANCIAL STATEMENTS

The audited financial statements of the Funds and related report of KPMG LLP, an independent public accounting firm, contained in the Funds’ Form N-CSR for the fiscal year ended October 31, 2025 are incorporated by reference into this Statement of Additional Information. No other parts of the Form N-CSR are incorporated by reference into this Statement of Additional Information. Copies of each Fund’s shareholder report and the Funds’ Form N-CSR may be obtained upon request and without charge by calling 1-800-995-6365 or by downloading a copy at https://www.commercefunds.com/. You may also obtain the shareholder reports, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term debt obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The modifiers “+” or “-“ may be appended to a rating to denote relative status within major ratings categories. For the short-term rating category of “F1”, a “+” may be appended.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The short-term obligations rated in this category typically have a term of shorter than one year. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of 11 months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

“NR” – Is assigned to unrated obligations.

Fitch’s long-term ratings consider the obligations’ relative vulnerability to default. Typically, long-term ratings have a timeframe of over to 13 months for corporate, sovereign, and structured obligations and over 36 months for obligations in U.S. public finance markets. The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings or ratings below the “CCC” category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are forward-looking opinions on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

APPENDIX B

The Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I.	Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Mercantile Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through the clearinghouses that back them. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.	Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

III.	Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.	Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.	Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity

Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on U.S. futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.	Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.	Other Matters

The Trust has filed a notice of exclusion from registration as a “commodity pool operator” with respect to the Funds under applicable rules issued by the CFTC under the Commodity Exchange Act (the “CEA”). The Funds are limited in their ability to engage in transactions in commodity interests subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Funds’ positions in such investments may not exceed 5% of the liquidation value of each Fund’s assets (after accounting for unrealized profits and unrealized losses on any such investments), or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of each Fund’s assets (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Funds may not market themselves as a commodity pool or otherwise as a vehicle for trading in the markets for commodity interests. The Trust, on behalf of each Fund, is required to affirm the Funds’ “commodity pool operator” exclusion annually within 60 days of the start of the calendar year.

THE COMMERCE FUNDS

FORM N-1A

PART C. OTHER INFORMATION

Item 28.	EXHIBITS

	(a)	(1)	Trust Instrument dated February 7, 1994.[1]

		(2)	Amendment No. 1 to the Trust Instrument.[12]

	(b)		Amended and Restated By-Laws of Registrant.[12]

	(c)		Not applicable.

	(d)	(1)	Amended and Restated Advisory Agreement dated November 18, 2010 between the Registrant and Commerce Investment Advisors, Inc.[6]

		(2)	Amendment No. 1 to the Amended and Restated Advisory Agreement dated August 15, 2023 between the Registrant and Commerce Investment Advisors, Inc.[14]

		(3)	Fee Reduction Commitment dated February 22, 2011 by Commerce Investment Advisors, Inc. relating to the Value Fund.[6]

		(4)	Fee Reduction Commitment dated May 22, 2012 by Commerce Investment Advisors, Inc. relating to the Growth, MidCap Growth, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, Kansas Tax-Free Intermediate Bond and Bond Funds.[7]

		(5)	Fee Reduction Commitment dated August 25, 2015 by Commerce Investment Advisors, Inc. relating to the Growth and MidCap Growth Funds.[8]

		(6)	Assignment and Assumption Agreement dated May 1, 2001 among Registrant, Commerce Bank, N.A. and Commerce Investment Advisors, Inc.[5]

		(7)	Advisory Agreement dated August 15, 2023 between the Registrant and Commerce Investment Advisors, Inc., with respect to the MidCap Value Fund.[14]

		(8)	Amended and Restated Waiver and Reimbursement Agreement dated February 15, 2024 between the Registrant and Commerce Investment Advisors, Inc.[15]

		(9)	Amendment No. 1 to the Amended and Restated Waiver and Reimbursement Agreement dated May 15, 2025 between the Registrant and Commerce Investment Advisors, Inc.[17]

	(e)	(1)	Distribution Agreement between Registrant and Goldman, Sachs & Co.[1]

		(2)	Addendum No. 1 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Value Fund.[2]

	(3)	Addendum No. 2 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]

	(4)	Addendum No. 4 to Distribution Agreement between Registrant and Goldman, Sachs & Co.[8]

	(5)	Addendum No. 5 to Distribution Agreement between Registrant and Goldman, Sachs & Co., dated August 15, 2023, with respect to the MidCap Value Fund.[14]

(f)		Amended and Restated Deferred Compensation Plan and Forms of Agreement.[9]

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company.[1]

	(2)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]

	(3)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Missouri Tax-Free Intermediate Bond Fund and National Tax-Free Intermediate Bond Fund.[4]

	(4)	Amendment dated June 28, 2001 to Custodian Contract dated December 1, 1994 between Registrant and State Street Bank and Trust Company.[5]

	(5)	Amendment dated February 8, 2019 to Custodian Contract dated December 1, 1994, as previously amended on June 28, 2001, between Registrant and State Street Bank and Trust Company.[9]

	(6)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the MidCap Value Fund.[14]

(h)	(1)	Amended and Restated Co-Administration Agreement dated February 20, 2020 among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[10]

	(2)	Amended and Restated Schedule A dated August 15, 2023 to the Co-Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[14]

	(3)	Amended and Restated Schedules B and C to the Co- Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[17]

	(4)	Amended and Restated Schedule D to the Co-Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[10]

	(5)	Amendment No. 1 to the Amended and Restated Co-Administration Agreement dated August 15, 2023 among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc., with respect to the MidCap Value Fund.[14]

	(6)	Amended and Restated Enhanced Accounting and Administrative Services Agreement dated November 1, 2015 between Registrant and State Street Bank and Trust Company.[8]

	(7)	First Amendment to Amended and Restated Enhanced Accounting and Administrative Services Agreement dated April 9, 2018 between Registrant and State Street Bank and Trust Company.[9]

	(8)	Second Amendment to Amended and Restated Enhanced Accounting and Administrative Services Agreement dated October 8, 2018 between Registrant and State Street Bank and Trust Company.[9]

	(9)	Third Amendment to Amended and Restated Enhanced Accounting and Administrative Services Agreement dated November 1, 2023 between Registrant and State Street Bank and Trust Company, with respect to the MidCap Value Fund.[14]

	(10)	Fourth Amendment to Amended and Restated Enhanced Accounting and Administrative Services Agreement dated August 14, 2024 between State Street Bank and Trust Company and The Commerce Funds.[16]

	(11)	Transfer Agency and Service Agreement between Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly DST Asset Manager Solutions, Inc.)[10]

	(12)	Form of Amendment No. 1 to the Transfer Agency and Service Agreement between Registrant and SS&C Global Investor and Distribution Solutions, Inc. (formerly DST Asset Manager Solutions, Inc.), with respect to the MidCap Value Fund.[1][4]

	(13)	Amended and Restated Shareholder Administrative Services Plan and forms of related Servicing Agreements.[14]

(i)		Legal Opinion and Consent of Stradley Ronon Stevens & Young, LLP[17]

(j)		Consent of KPMG LLP.[17]

(k)		Not Applicable.

(l)	(1)	Purchase Agreement between Registrant and Initial Trustee.[1]

	(2)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[1]

	(3)	Purchase Agreement between Registrant and Commerce Bank, N.A.[1]

	(4)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[2]

	(5)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[4]

	(6)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[3]

(m)		Not applicable.

(n)		Not applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics for The Commerce Funds.[17]

	(2)	Code of Ethics for Commerce Investment Advisors, Inc.[17]

	(3)	Policy on GSAM Code of Ethics.[17]

(q)		Powers of Attorney.[16]

1.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 30, 1995.

2.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-lA filed on September 16, 1997.

3.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on October 18, 2000.

4.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-lA filed on December 15, 2000.

5.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-lA filed on February 28, 2002.

6.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2011.

7.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on February 22, 2013.

8.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2016.

9.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2019.

10.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2020.

11.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2021.

12.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2022.

13.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2023.

14.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A filed on October 31, 2023.

15.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed on February 23, 2024.

16.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2025.

17.	Filed herewith.

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Registrant is controlled by its Board of Trustees. As of the date of this Registration Statement, no person is controlled by or under common control with the Registrant.

Item 30.	INDEMNIFICATION

Section XIII of the Distribution Agreement between the Registrant and Goldman Sachs & Co. LLC (“Goldman”) provides for indemnification of Goldman in connection with certain claims and liabilities to which Goldman, in its capacity as Registrant’s Distributor, may be subject. Copies of the Distribution Agreement are incorporated herein by reference as Exhibits 28(e)(1), (2), (3) and (4), respectively.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

In addition, Section 10.2 of Registrant’s Trust Instrument, a copy of which is incorporated herein by reference as Exhibit 28(a), provides for indemnification of the Trustees and officers as follows:

Section 10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter or willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Section 10.3 of Registrant’s Trust Instrument provides for indemnification of shareholders as follows:

Section 10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Commerce Investment Advisors, Inc., the Registrant’s investment adviser, provides a comprehensive range of financial services.

(b) Set forth below is a list of all of the directors and senior executive officers of Commerce Investment Advisors, Inc. and, with respect to each such person, the name and business address of the company or companies (if any) with which such person has been connected at any time since November 1, 2023, as well as the capacity in which such person was connected.

Name and Position with Commerce Investment Advisors, Inc.	Name and Principal Business Address of Other Company	Connection with Other Company
Mr. William R. Schuetter Senior Vice President, Chief Operating Officer, Treasurer, & Director	Commerce Bank 1000 Walnut Street Blvd. Kansas City, MO 64106	Senior Vice President
Mr. Jeffrey L. Bolin Vice President	Commerce Bank 1000 Walnut Street Blvd. Kansas City, MO 64106	Assistant Vice President
Mr. David M. Hagee Chief Investment Officer	Commerce Bank 8000 Forsyth Blvd. Clayton, MO 63105	Senior Vice President
Ms. Laura C. Spidle Vice President, Chief Compliance Officer, & Secretary	Commerce Bank 1000 Walnut Street Blvd. Kansas City, MO 64106	Vice President
Ms. Tara C. McConkey, CFA Director	Commerce Bank 8000 Forsyth Blvd. Clayton, MO 63105	Senior Vice President

Item 32.	PRINCIPAL UNDERWRITERS

(a)

Goldman Sachs & Co. LLC, or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, and Goldman Sachs Real Estate Diversified Income Fund. Goldman, Sachs & Co. LLC, or a division thereof, currently serves as co-administrator and distributor of the shares of The Commerce Funds.

(b)

Set forth below is certain information pertaining to the Managing Directors of Goldman Sachs & Co. LLC, the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman Sachs & Co. LLC
David M. Solomon (1)	Chairman and Chief Executive Officer
John E. Waldron (1)	President and Chief Operating Officer
Denis Coleman (1)	Chief Financial Officer
Richard A. Friedman (2)	Chairman of Goldman Sachs Asset Management
Richard J. Gnodde (3)	Chief Executive Officer of Goldman Sachs International
John F.W. Rogers (1)	Executive Vice President, Secretary to Board of Directors
Ashok Varadhan (1)	Co-Head of Global Banking & Markets
Marc Nachmann (2)	Global Head of Asset & Wealth Management
Jacqueline Arthur (1)	Global Head of Human Capital Management
Dan Dees (4)	Co-Head of the Global Banking & Markets
Alex Golten (1)	Chief Risk Officer
Asahi Pompey (1)	Global Head of Corporate Engagement and President of the Goldman Sachs Foundation and Goldman Sachs Gives
Marco Argenti (1)	Chief Information Officer
Carey Halio (1)	Global Treasurer
Kathryn Ruemmler (1)	Chief Legal Officer and General Counsel
Tucker York (1)	Global Head of Wealth Management
Philip Berlinski (1)	Global Treasurer of Goldman Sachs and Chief Executive Officer of Goldman Sachs Bank USA
Jan Hatzius (1)	Head of the Global Investment Research and Chief Economist of Goldman Sachs
Sheara J. Fredman (1)	Chief Accounting Officer and Controller
Ericka Leslie (1)	Chief Operating Officer of Global Banking & Markets (GBM) and Global Head of GBM Operations and Engineering
Kevin Sneader (6)	President of Asia Pacific Ex-Japan
Jared Cohen (1)	Co-Head of the Goldman Sachs Global Institute and President of Global Affairs
Russell Horwitz (1)	Chief of Staff
Rob Kaplan (5)	Vice Chairman of Goldman Sachs
Hidehiro Imatsu (7)	President and Representative Director of Goldman Sachs Japan Co., LTD

(1)	200 West Street, New York, NY 10282
(2)	360 S Rosemary Ave, Suite 1200, West Palm Beach, FL 33401
(3)	Plumtree Court, 25 Shoe Lane, London EC4A 4AU
(4)	10100 Santa Monica Boulevard, Suite 2600, Los Angeles, CA 90067
(5)	2001 Ross Avenue, Suite 2800, Dallas, TX 75201
(6)	68th Floor, Cheung Kong Center, 2 Queens Road, Central, Hong Kong, China
(7)	Toranomon Hills Station Tower, Toranomon 2-6-1, Minato-ku, Tokyo 105-5543 Japan

(c) Not Applicable.

Item 33.	LOCATION OF ACCOUNTS AND RECORDS

(1)

Commerce Investment Advisors, Inc., 8000 Forsyth Boulevard, St. Louis, Missouri, and 1000 Walnut Street, Kansas City, Missouri 64106 (records relating to their functions as investment adviser and co-administrator to each of Registrant’s investment portfolios).

(2)	Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282 (records relating to its function as co-administrator and distributor to each of Registrant’s investment portfolios).

(3)	State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111 (records relating to its function as custodian and fund accountant to each of Registrant’s investment portfolios).

(4)

SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Asset Manager Solutions, Inc.) 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as transfer agent to each of Registrant’s investment portfolios).

(5)	Stradley Ronon Stevens & Young, LLP, 2000 K St NW Suite 700, Washington DC 20006 (Registrant’s Trust Instrument, By-Laws and minute books).

Item 34.	MANAGEMENT SERVICES

Not Applicable.

Item 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Kansas City, State of Missouri, on the 26th day of February, 2026.

THE COMMERCE FUNDS
Registrant

/s/ William R. Schuetter
William R. Schuetter
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 62 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ William R. Schuetter William R. Schuetter	President (Principal Executive Officer)	February 26, 2026

/s/ Allison Fracchiolla Allison Fracchiolla	Chief Accounting Officer	February 26, 2026

* J.-J Landers Carnal J.-J Landers Carnal	Trustee, Chairman	February 26, 2026

* Scott D. Monette Scott D. Monette	Lead Independent Trustee	February 26, 2026

* Erika Z. Schenk Erika Z. Schenk	Trustee	February 26, 2026

* V. Raymond Stranghoener V. Raymond Stranghoener	Trustee	February 26, 2026

* James G. Morris James G. Morris	Trustee	February 26, 2026

By: /s/ William R. Schuetter William R. Schuetter Attorney-in-Fact

THE COMMERCE FUNDS

EXHIBIT INDEX

Exhibits

(d)(9)	Amendment No. 1 to the Amended and Restated Waiver and Reimbursement Agreement dated May 15, 2025 between the Registrant and Commerce Investment Advisors, Inc.

(h)(3)	Amended and Restated Schedules B and C to the Co-Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.

(i)	Legal Opinion and Consent of Stradley Ronon Stevens & Young, LLP

(j)	Consent of KPMG LLP

(p)(1)	The Commerce Funds’ Code of Ethics

(p)(2)	Code of Ethics for Commerce Investment Advisors, Inc.

(p)(3)	Policy on GSAM Code of Ethics